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                             LOAN AND SECURITY AGREEMENT


                                       between


Name:              IWL COMMUNICATIONS, INCORPORATED ("DEBTOR")


Address:           4311 FM 2351
                   P. O. Box 1324
                   Friendswood, Texas 77546


Chief Executive Office (if more than one place of business):


                   4311 FM 2351
                   P. O. Box 1324
                   Friendswood, Texas 77546


                                         and



         MARINE MIDLAND BUSINESS LOANS, INC. ("SECURED PARTY")

Address: 12655 North Central Expressway
         Suite 300
         Dallas, Texas 75243-1717




                              Dated:  December 20, 1995

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                                  TABLE OF CONTENTS

                                                                           Page

1.  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
    1.1    Certain Specific Terms. . . . . . . . . . . . . . . . . . . . . .1
    1.2    Singulars and Plurals . . . . . . . . . . . . . . . . . . . . . .9
    1.3    U.C.C. Definitions. . . . . . . . . . . . . . . . . . . . . . . .9
    1.4    Section References. . . . . . . . . . . . . . . . . . . . . . . .9

2.  ADVANCES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9


    2.1    Requests for an Advance under the Revolving Credit. . . . . . . .9
    2.2    Proceeds of an Advance. . . . . . . . . . . . . . . . . . . . . 10
    2.3    Establishment of Reserves . . . . . . . . . . . . . . . . . . . 10
    2.4    Letters of Credit . . . . . . . . . . . . . . . . . . . . . . . 10
    2.5    Requests for an Advance under the Term Loan . . . . . . . . . . 10
    2.6    Requests for an Advance under the CAPEX Loan. . . . . . . . . . 11

3.  COLLATERAL AND INDEBTEDNESS SECURED. . . . . . . . . . . . . . . . . . 11

    3.1    Security Interest . . . . . . . . . . . . . . . . . . . . . . . 11
    3.2    Other Collateral. . . . . . . . . . . . . . . . . . . . . . . . 12
    3.3    Indebtedness Secured. . . . . . . . . . . . . . . . . . . . . . 12
    3.4    Cross Collateralization and Cross Default . . . . . . . . . . . 12

4.  CONDITIONS TO ADVANCES . . . . . . . . . . . . . . . . . . . . . . . . 12

    4.1    Corporate Action. . . . . . . . . . . . . . . . . . . . . . . . 12
    4.2    Corporate Documents . . . . . . . . . . . . . . . . . . . . . . 13
    4.3    Opinions. . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
    4.4    Transaction Documents . . . . . . . . . . . . . . . . . . . . . 13
    4.5    Third Party Action. . . . . . . . . . . . . . . . . . . . . . . 13
    4.6    Assignment of Representations, Warranties,
           and Indemnities . . . . . . . . . . . . . . . . . . . . . . . . 13
    4.7    Guaranties. . . . . . . . . . . . . . . . . . . . . . . . . . . 13
    4.8    Specific Additional Documentation . . . . . . . . . . . . . . . 14
    4.9    Other Matters . . . . . . . . . . . . . . . . . . . . . . . . . 14

5.  REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . 14

    5.1    Corporate Existence . . . . . . . . . . . . . . . . . . . . . . 14
    5.2    Corporate Capacity. . . . . . . . . . . . . . . . . . . . . . . 14
    5.3    Validity of Receivables . . . . . . . . . . . . . . . . . . . . 14
    5.4    Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

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    5.5    Title to Collateral . . . . . . . . . . . . . . . . . . . . . . 15
    5.6    Notes Receivable. . . . . . . . . . . . . . . . . . . . . . . . 15
    5.7    Equipment . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
    5.8    Place of Business . . . . . . . . . . . . . . . . . . . . . . . 16
    5.9    Financial Condition . . . . . . . . . . . . . . . . . . . . . . 16
    5.10   Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
    5.11   Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . . 16
    5.12   ERISA Matters . . . . . . . . . . . . . . . . . . . . . . . . . 16
    5.13   Environmental Matters . . . . . . . . . . . . . . . . . . . . . 17
    5.14   Validity of Transaction Documents . . . . . . . . . . . . . . . 17
    5.15   No Consent or Filing. . . . . . . . . . . . . . . . . . . . . . 18
    5.16   No Violations . . . . . . . . . . . . . . . . . . . . . . . . . 18
    5.17   Trademarks and Patents. . . . . . . . . . . . . . . . . . . . . 18
    5.18   Contingent Liabilities. . . . . . . . . . . . . . . . . . . . . 18
    5.19   Solvency. . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
    5.20   Compliance with Laws. . . . . . . . . . . . . . . . . . . . . . 19
    5.21   Licenses, Permits, Etc. . . . . . . . . . . . . . . . . . . . . 19
    5.22   Margin Stock. . . . . . . . . . . . . . . . . . . . . . . . . . 19
    5.23   Commissions . . . . . . . . . . . . . . . . . . . . . . . . . . 19
    5.24   Labor Contracts . . . . . . . . . . . . . . . . . . . . . . . . 19
    5.25   Consolidated Subsidiaries . . . . . . . . . . . . . . . . . . . 19
    5.26   Accuracy of Representations . . . . . . . . . . . . . . . . . . 19
    5.27   Authorized Shares . . . . . . . . . . . . . . . . . . . . . . . 19

6.  CERTAIN DOCUMENTS TO BE DELIVERED TO SECURED PARTY . . . . . . . . . . 20

    6.1    Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
    6.2    Invoices. . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
    6.3    Chattel Paper . . . . . . . . . . . . . . . . . . . . . . . . . 20

7.  COLLECTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

    7.1    Delivery of Proceeds to Secured Party . . . . . . . . . . . . . 20
    7.2    Application of Proceeds . . . . . . . . . . . . . . . . . . . . 20

8.  PAYMENT OF PRINCIPAL, INTEREST, FEES, AND
    COSTS AND EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . 21

    8.1    Promise to Pay Principal under the Revolving Credit . . . . . . 21
    8.1A   Promise to Pay Principal under the Term Loan. . . . . . . . . . 21
    8.1B   Promise to Pay Principal under the CAPEX Loan . . . . . . . . . 21
    8.2    Promise to Pay Interest . . . . . . . . . . . . . . . . . . . . 21
    8.3    Promise to Pay Fees . . . . . . . . . . . . . . . . . . . . . . 22
    8.4    Promise to Pay Costs and Expenses . . . . . . . . . . . . . . . 23
    8.5    Method of Payment of Principal, Interest, Fees, and

                                       ii
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           Costs and Expenses. . . . . . . . . . . . . . . . . . . . . . . 24
    8.6    Computation of Daily Outstanding Balance. . . . . . . . . . . . 25
    8.7    Account Stated. . . . . . . . . . . . . . . . . . . . . . . . . 25
    8.8    Maximum Legal Rate of Interest. . . . . . . . . . . . . . . . . 25
    8.9    Adjustments Based on the Maximum Legal
           Rate of Interest. . . . . . . . . . . . . . . . . . . . . . . . 26
    8.10   Incorporation by Reference of Maximum Legal
           Rate of Interest Provisions . . . . . . . . . . . . . . . . . . 26
    8.11   Subsequent Change of Maximum Legal Rate of Interest . . . . . . 26

9.  PROCEDURES AFTER SCHEDULING RECEIVABLES. . . . . . . . . . . . . . . . 27

    9.1    Returned Merchandise. . . . . . . . . . . . . . . . . . . . . . 27
    9.2    Credits and Extensions. . . . . . . . . . . . . . . . . . . . . 27
    9.3    Returned Instruments. . . . . . . . . . . . . . . . . . . . . . 27
    9.4    Debit Memoranda . . . . . . . . . . . . . . . . . . . . . . . . 28
    9.5    Notes Receivable. . . . . . . . . . . . . . . . . . . . . . . . 28

10. AFFIRMATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . 28

    10.1   Financial Statements. . . . . . . . . . . . . . . . . . . . . . 29
    10.2   Government and Other Special Receivables. . . . . . . . . . . . 29
    10.3   Terms of Sale . . . . . . . . . . . . . . . . . . . . . . . . . 29
    10.4   Books and Records . . . . . . . . . . . . . . . . . . . . . . . 29
    10.5   Inventory in Possession of Third Parties. . . . . . . . . . . . 29
    10.6   Examinations. . . . . . . . . . . . . . . . . . . . . . . . . . 30
    10.7   Verification of Collateral. . . . . . . . . . . . . . . . . . . 30
    10.8   Responsible Parties . . . . . . . . . . . . . . . . . . . . . . 30
    10.9   Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
    10.10  Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . . 30
    10.11  Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
    10.12  Good Standing; Business . . . . . . . . . . . . . . . . . . . . 31
    10.13  Consolidated Tangible Net Worth; Debt to
           Tangible Net Worth Ratio; Net Profit After
           Taxes; Debt Service Coverage Ratio; Etc . . . . . . . . . . . . 31
    10.14  Pension Reports . . . . . . . . . . . . . . . . . . . . . . . . 31
    10.15  Notice of Non-Compliance. . . . . . . . . . . . . . . . . . . . 31
    10.16  Compliance with Environmental Laws. . . . . . . . . . . . . . . 32
    10.17  Defend Collateral . . . . . . . . . . . . . . . . . . . . . . . 32
    10.18  Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . 32
    10.19  Compliance with Laws. . . . . . . . . . . . . . . . . . . . . . 32
    10.20  MaIntenance of Property . . . . . . . . . . . . . . . . . . . . 32
    10.21  Licenses, Permits, Etc. . . . . . . . . . . . . . . . . . . . . 33
    10.22  Trademarks and Patents. . . . . . . . . . . . . . . . . . . . . 33
    10.23  ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
    10.24  Maintenance of Ownership. . . . . . . . . . . . . . . . . . . . 33

                                         iii
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    10.25  Activities of Consolidated Subsidiaries . . . . . . . . . . . . 33
    10.26  Guarantor Financial Statements. . . . . . . . . . . . . . . . . 33

11. NEGATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . 33

    11.1   Location of Inventory, Equipment,
           and Business Records. . . . . . . . . . . . . . . . . . . . . . 33
    11.2   Borrowed Money. . . . . . . . . . . . . . . . . . . . . . . . . 33
    11.3   Security Interest and Other Encumbrances. . . . . . . . . . . . 33
    11.4   Storing the Collateral. . . . . . . . . . . . . . . . . . . . . 34
    11.5   Use of Collateral . . . . . . . . . . . . . . . . . . . . . . . 34
    11.6   Mergers, Consolidations, or Sales . . . . . . . . . . . . . . . 33
    11.7   Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . 33
    11.8   Dividends or Distributions. . . . . . . . . . . . . . . . . . . 34
    11.9   Investments and Advances. . . . . . . . . . . . . . . . . . . . 34
    11.10  Guaranties. . . . . . . . . . . . . . . . . . . . . . . . . . . 34
    11.11  Leases. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
    11.12  Capital Expenditures. . . . . . . . . . . . . . . . . . . . . . 34
    11.13  Compensation. . . . . . . . . . . . . . . . . . . . . . . . . . 35
    11.14  Name Change . . . . . . . . . . . . . . . . . . . . . . . . . . 35
    11.15  Disposition of Collateral . . . . . . . . . . . . . . . . . . . 35
    11.16  Financial Covenants . . . . . . . . . . . . . . . . . . . . . . 35

12. EVENTS OF DEFAULT. . . . . . . . . . . . . . . . . . . . . . . . . . . 35

    12.1   Events of Default . . . . . . . . . . . . . . . . . . . . . . . 35
    12.2   Effects of an Event of Default. . . . . . . . . . . . . . . . . 38

13. SECURED PARTY'S RIGHTS AND REMEDIES. . . . . . . . . . . . . . . . . . 38

    13.1   Generally . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
    13.2   Notification of Account Debtors . . . . . . . . . . . . . . . . 38
    13.3   Possession of Collateral. . . . . . . . . . . . . . . . . . . . 39
    13.4   Collection of Receivables . . . . . . . . . . . . . . . . . . . 39
    13.5   Endorsement of Checks; Debtor's Mail. . . . . . . . . . . . . . 39
    13.6   License to Use Patents, Trademarks, and Tradenames. . . . . . . 39

14. MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39

    14.1   Perfecting the Security Interest;
           Protecting the Collateral . . . . . . . . . . . . . . . . . . . 39
    14.2   Performance of Debtor's Duties. . . . . . . . . . . . . . . . . 40
    14.3   Notice of Sale. . . . . . . . . . . . . . . . . . . . . . . . . 40
    14.4   Waiver by Secured Party . . . . . . . . . . . . . . . . . . . . 40
    14.5   Waiver by Debtor. . . . . . . . . . . . . . . . . . . . . . . . 40
    14.6   Set-off . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
    14.7   Assignment. . . . . . . . . . . . . . . . . . . . . . . . . . . 41

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    14.8   Successors and Assigns. . . . . . . . . . . . . . . . . . . . . 41
    14.9   Modification. . . . . . . . . . . . . . . . . . . . . . . . . . 41
    14.10  Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . 41
    14.11  Generally Accepted Accounting Principles. . . . . . . . . . . . 41
    14.12  Indemnification . . . . . . . . . . . . . . . . . . . . . . . . 41
    14.13  Termination; Prepayment Premium . . . . . . . . . . . . . . . . 42
    14.14  Further Assurances. . . . . . . . . . . . . . . . . . . . . . . 43
    14.15  Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
    14.16  Cumulative Security Interest, Etc . . . . . . . . . . . . . . . 43
    14.17  Secured Party's Duties. . . . . . . . . . . . . . . . . . . . . 44
    14.18  Notices Generally . . . . . . . . . . . . . . . . . . . . . . . 44
    14.19  Severability. . . . . . . . . . . . . . . . . . . . . . . . . . 44
    14.20  Inconsistent Provisions . . . . . . . . . . . . . . . . . . . . 44
    14.21  Entire Agreement. . . . . . . . . . . . . . . . . . . . . . . . 44
    14.22  Applicable Law. . . . . . . . . . . . . . . . . . . . . . . . . 44
    14.23  Consent to Jurisdiction . . . . . . . . . . . . . . . . . . . . 45
    14.24  Jury Trial Waiver . . . . . . . . . . . . . . . . . . . . . . . 45
    14.25  Waiver of Consumer Rights . . . . . . . . . . . . . . . . . . . 45

    Signature Page . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46



    Exhibit A -   Financial Statement Certification and Compliance Certificate
    Exhibit B -   Liens and Borrowings
    Exhibit C -   Litigation


    Schedule

                                         v
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Debtor and Secured Party agree as follows:

1.  DEFINITIONS.

    1.1. CERTAIN SPECIFIC TERMS. For purposes of this Agreement, the following terms shall have the following meanings:

         (a) ACCOUNT DEBTOR means the person, firm, or entity obligated to pay a Receivable.

         (b) ADVANCE means a loan made to Debtor by Secured Party, pursuant to this Agreement, including specifically, but without limitation, all Advances under the Revolving Credit, the Term Loan and the CAPEX Loan.

         (c) BORROWING CAPACITY means, at the time of computation, the amount specified in ITEM 1 of the Schedule.

         (d) BUSINESS DAY means a day other than a Saturday, Sunday, or other day on which banks are authorized or required to close under the laws of New York or the State; provided, that for purposes of ITEM 21 of the Schedule and of calculations made with reference thereto, a Business Day shall be deemed to be the equivalent of 1.4 calendar days.

         (e) CAPEX LOAN means a multiple-advance term loan from Secured Party to Debtor as more fully described in Section 2.6.

         (f) CAPEX LOAN BORROWING CAPACITY means, at the time of computation, the amount specified in ITEM 1B of the Schedule.

         (g) COLLATERAL means collectively all of the property of Debtor or any Third Party subject to the Security Interest and described in Sections
    3.1 and 3.2.

         (h)  CONSOLIDATED DEBTOR means Debtor and all Consolidated
    Subsidiaries.

         (i) CONSOLIDATED SUBSIDIARY means any corporation of which at least 51% of the voting stock is owned by Debtor directly, or indirectly, through one or more Consolidated Subsidiaries. If Debtor has no Consolidated Subsidiaries, the provisions of this Agreement relating to Consolidated Subsidiaries shall be inapplicable without affecting the applicability of such provisions to Debtor alone.

         (j) CREDIT means any discount, allowance, credit, rebate, or adjustment granted by Debtor with respect to a Receivable, other than a cash discount described in ITEM 3 of the Schedule.

LOAN AGREEMENT - PAGE 1

         (k) DEBTOR means the person or entity defined on the cover page to this Agreement.

         (l) DEFAULT INTEREST means the interest payable pursuant to Section 8.2(d).

         (m) DISPOSAL means the intentional or unintentional abandonment, discharge, deposit, injection, dumping, spilling, leaking, storing, burning, thermal destruction, or placing of any substance so that it or any of its constituents may enter the environment.

         (n) ELIGIBLE EQUIPMENT means all Equipment of Debtor in which Secured Party has a first priority perfected security interest, reduced by (i) any Equipment of Debtor as to which any representation or warranty contained in
    Section 5.5 or 5.7 is not, or does not continue to be, true and accurate;
    (ii) any Equipment which Debtor acquired with any advance made under the CAPEX Loan; and (iii) any Equipment of Debtor which is otherwise unacceptable to Secured Party, at its option.

    (o) ELIGIBLE INVENTORY means all Inventory of Debtor consisting of raw materials and finished goods (and excluding work-in-process), in which Secured Party has a first priority perfected security interest reduced by
    (i) any Inventory as to which any representation or warranty contained in
    Section 5.4 or 5.5 is not, or does not continue to be, true and accurate;
    (ii) any Rental Inventory; and (iii) any Inventory which is otherwise unacceptable to Secured Party, at its option.

         (p) ELIGIBLE RENTAL INVENTORY means all Rental Inventory of Debtor in which Secured Party has a first priority perfected security interest, reduced by (i) any Rental Inventory as to which any representation or warranty contained in Section 5.4 or 5.5 is not, or does not continue to be, true and accurate; (ii) any Rental Inventory which is leased to Account Debtors for a period exceeding ninety (90) days; and (iii) any Rental Inventory which is otherwise unacceptable to Secured Party, at its option.

         (q) ENVIRONMENT means any water including, but not limited to, surface water and ground water or water vapor; any land including land surface or subsurface; stream sediments; air; fish, wildlife, plants; and all other natural resources or environmental media.

         (r) ENVIRONMENTAL LAWS means all federal, state, and local environmental, land use, zoning, health, chemical use, safety and sanitation laws, statutes, ordinances, regulations, codes, and rules relating to the protection of the Environment and/or governing the use, storage, treatment, generation, transportation, processing, handling, production, or disposal of Hazardous Substances and the policies, guidelines, procedures, interpretations, decisions, orders, and directives of federal, state, and local governmental agencies and authorities with respect thereto.

LOAN AGREEMENT - PAGE 2

         (s) ENVIRONMENTAL PERMITS means all licenses, permits, approvals, authorizations, consents, or registrations required by any applicable Environmental Laws and all applicable judicial and administrative orders in connection with ownership, lease, purchase, transfer, closure, use, and/or operation of any property owned, leased, or operated by Debtor or any Consolidated Subsidiary and/or as may be required for the storage, treatment, generation, transportation, processing, handling, production, or disposal of Hazardous Substances.

         (t) ENVIRONMENTAL QUESTIONNAIRE means a questionnaire and all attachments thereto concerning (i) activities and conditions affecting the Environment at any property of Debtor or any Consolidated Subsidiary or
    (ii) the enforcement or possible enforcement of any Environmental Law against Debtor or any Consolidated Subsidiary.

         (u) ENVIRONMENTAL REPORT means a written report prepared for Secured Party by an environmental consulting or environmental engineering firm.

         (v) EQUIPMENT means equipment, as defined in the Uniform Commercial Code as in effect in the State as of the date of this Agreement.

         (w) ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         (x) EVENT OF DEFAULT means an Event of Default or Events of Default as defined in Section 12.1.

         (y) EXTENSION means the granting to an Account Debtor of additional time within which such Account Debtor is required to pay a Receivable.

         (z) FEDERAL BANKRUPTCY CODE means Title 11 of the United States Code, entitled "Bankruptcy," as amended, or any successor federal bankruptcy law.

         (aa) GENERAL INTANGIBLES means general intangibles, as defined in the Uniform Commercial Code as in effect in the State as of the date of this Agreement, and in any event shall include, without limitation, patents, trademarks, tradenames, service marks, copyrights, trade secrets, customer lists, computer programs, and computer records, and all applications for, rights and business goodwill associated with, license and royalty agreements with respect to, and causes of action for the infringement of; any of the foregoing.

         (bb) HAZARDOUS SUBSTANCES means, without limitation, any explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum products, methane, hazardous materials, hazardous wastes, hazardous or toxic substances, and any other material defined as a hazardous substance in Section 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601(14).

LOAN AGREEMENT - PAGE 3

         (cc) INDEBTEDNESS means the indebtedness secured by the Security Interest and described in Section 3.3.

         (dd) INELIGIBLE RECEIVABLES means the following described Receivables and any other Receivables which, at the option of Secured Party, are not satisfactory for credit or any other reason. Debtor acknowledges that the following description of specific types of Ineligible Receivables does not limit Secured Party's option to deem other Receivables to be Ineligible Receivables.

              (i) Any Receivable which has remained unpaid for more than the number of days specified in ITEM 4 of the Schedule.

              (ii) Any Receivable with respect to which a representation or warranty contained in Sections 5.3, 5.5, or 5.6 is not, or does not continue to be, true and accurate, including, without limitation, any Receivable subject to a set-off.

              (iii) Any Receivable with respect to all or part of which a check, promissory note, draw, trade acceptance, or other instrument for the payment of money has been received, presented for payment, and returned uncollected for any reason.

              (iv) Any Receivable with respect to which Debtor has extended the time for payment without the consent of Secured Party, except as provided in Section 9.2(a).

              (v) Any Receivable as to which any one or more of the following events occurs: a Responsible Party shall die or be judicially declared incompetent; a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, or other relief under the bankruptcy, insolvency, or similar laws of the United States, any state or territory thereof, or any foreign jurisdiction, now or hereafter in effect, shall be filed by or against a Responsible Party; a Responsible Party shall make any general assignment for the benefit of creditors; a receiver or trustee, including, without limitation, a "custodian," as defined in the Federal Bankruptcy Code, shall be appointed for a Responsible Party or for any of the assets of a Responsible Party; any other type of insolvency proceeding with respect to a Responsible Party (under the bankruptcy laws of the United States or otherwise) or any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, a Responsible Party shall be instituted; all or any material part of the assets of a Responsible Party shall be sold, assigned, or transferred; a Responsible Party shall fail to pay its debts as they become due; or a Responsible Party shall cease doing business as a going concern.

LOAN AGREEMENT - PAGE 4

              (vi) All Receivables owed by an Account Debtor owing Receivables classified as ineligible under any criterion set forth in any of Sections 1.1 (dd)(i) through 1.1 (dd)(v) or in Section 1.1 (dd)(ix), if the outstanding dollar amount of such Ineligible Receivables constitutes a percentage of the aggregate outstanding dollar amount of all Receivables owed by such Account Debtor equal to or greater than the percentage specified in ITEM 5 of the Schedule.

              (vii) All Receivables owed by an Account Debtor which does not maintain its chief executive office in the United States or which is not organized under the laws of the United States or any state, unless otherwise specified in ITEM 6 of the Schedule.

              (viii) All Receivables owed by an Account Debtor if Debtor or any person who, or entity which, directly or indirectly controls Debtor, either owns in whole or material part, or directly or indirectly controls, such Account Debtor.

              (ix) Any Receivable as to which the perfection, enforceability, or validity of Secured Party's Security Interest in such Receivable, or Secured Party's right or ability to obtain direct payment to Secured Party of the Proceeds of such Receivable, is governed by any federal or state statutory requirements other than those of the Uniform Commercial Code, including, without limitation, any Receivable subject to the Federal Assignment of Claims Act of 1940, as amended.

              (x) Any Receivable arising from a consignment or other arrangement, pursuant to which the subject Inventory is returnable if not sold or otherwise disposed of by the Account Debtor; any Receivable constituting a partial billing under terms providing for payment only after full shipment or performance; any Receivable arising from a bill and hold sale or in connection with any prebilling where the Inventory or services have not been delivered, performed, or accepted by the Account Debtor; and any Receivable as to which the Account Debtor contends the balance reported by Debtor is incorrect or not owing.

              (xi) Any Receivable which is unenforceable against the Account Debtor for any reason.

              (xii) Any Receivable which is an Instrument, Document, or Chattel Paper or which is evidenced by a note, draft, trade acceptance, or other instrument for the payment of money where such Instrument, Document, Chattel Paper, note, draft, trade acceptance, or other instrument has not been endorsed and delivered by Debtor to Secured Party.

              (xiii) Any Receivable or Receivables owed by an Account Debtor which exceeds any credit limit established by Secured Party for such Account Debtor; provided, that such Receivable or Receivables shall be ineligible only to the extent of such excess.

LOAN AGREEMENT - PAGE 5

              (xiv) Any Receivable which arises from retention and/or progress billing pursuant to a contract for the sale of a group of Debtor's products forming a communication system.

         (ee) INTERNAL REVENUE CODE means the Internal Revenue Code of 1986, as amended from time to time.

         (ff) INVENTORY means inventory, as defined in the Uniform Commercial Code as in effect in the State as of the date of this Agreement, and in any event shall include returned or repossessed Goods.

         (gg) INVENTORY BORROWING BASE means, at the time of computation, an amount up to the percentages specified in ITEM 2 of the Schedule of the dollar value of Eligible Inventory, such dollar value to be calculated at the lower of actual cost or market value and accounted for in the manner specified in ITEM 7 of the Schedule, less the amount of any reserves established by Secured Party in accordance with Section 2.3.

         (hh) INVOICE means any document or documents used, or to be used, to evidence a Receivable.

         (ii) LETTER OF CREDIT means any financial accommodation extended, obtained or guaranteed by Secured Party or any affiliate of Secured Party to or for the benefit of Debtor in connection with which any bank or other financial institution, as issuer, issues a stand-by letter of credit, as defined in the Uniform Commercial Code, by which terms the issuer becomes obligated to honor drafts or demands for payment made by any beneficiary designated under said stand-by letter of credit.

         (jj) MARINE PAYMENT ACCOUNT means the special bank account owned by Secured Party to which Proceeds of Collateral, including, without limitation, payments on Receivables and other payments from sales or leases of Inventory, are credited. There is a Marine Payment Account as indicated in ITEM 8 of the Schedule.

         (kk) MAXIMUM CREDIT means Two Million Five Hundred Thousand Dollars ($2,500,000.00).

         (ll) MAXIMUM LEGAL RATE means the maximum rate of non-usurious interest allowed from time to time by applicable state or federal law as now or hereafter in effect.

         (mm) PENSION EVENT means, with respect to any Pension Plan, the occurrence of (i) any prohibited transaction described in Section 406 of ERISA or in Section 4975 of the Internal Revenue Code; (ii) any Reportable Event; (iii) any complete or partial withdrawal, or proposed complete or partial withdrawal, of Debtor or any Consolidated Subsidiary from such Pension Plan; (iv) any complete or partial termination, or proposed

LOAN AGREEMENT - PAGE 6
    complete or partial termination, of such Pension Plan; or (v) any accumulated funding deficiency (whether or not waived), as defined in
    Section 302 of ERISA or in Section 412 of the Internal Revenue Code.

         (nn) PENSION PLAN means any pension plan, as defined in Section 3(2) of ERISA, which is a multi-employer plan or a single employer plan, as defined in Section 4001 of ERISA, and subject to Title IV of ERISA and which is (i) a plan maintained by Debtor or any Consolidated Subsidiary for employees or former employees of Debtor or of any Consolidated Subsidiary;
    (ii) a plan to which Debtor or any Consolidated Subsidiary contributes or is required to contribute; (iii) a plan to which Debtor or any Consolidated Subsidiary was required to make contributions at any time during the five
    (5) calendar years preceding the date of this Agreement; or (iv) any other plan with respect to which Debtor or any Consolidated Subsidiary has incurred or may incur liability, including, without limitation, contingent liability, under Title IV of ERISA either to such plan or to the Pension Benefit Guaranty Corporation. For purposes of this definition, and for purposes of Sections 1.1(ii), 5.12, and 12.1(i), Debtor shall include any trade or business (whether or not incorporated) which, together with Debtor or any Consolidated Subsidiary, is deemed to be a "single employer" within the meaning of Section 4001(b)(1) of ERISA.

         (oo) PRIME RATE means the rate of interest publicly announced by Marine Midland Bank from time to time as its prime rate and is a base rate for calculating interest on certain loans. The rate announced by Marine Midland Bank as its prime rate may or may not be the most favorable rate charged by Marine Midland Bank to its customers.

         (pp) RECEIVABLE means the right to payment for Goods sold or leased or services rendered by Debtor, whether or not earned by performance, and may, without limitation, in whole or in part be in the form of an Account, Chattel Paper, Document, or Instrument.

         (qq) RECEIVABLES BORROWING BASE means, at the time of its computation, the aggregate amount of the outstanding Receivables in which Secured Party has a first priority perfected security interest (adjusted with respect to Credits and returned merchandise as provided in Article 9 hereof) less the amount of Ineligible Receivables and any reserves established by Secured Party in accordance with Section 2.3.

         (rr) RELEASE means "release," as defined in Section 101(22) of the Comprehensive, Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601(22), and the regulations promulgated thereunder.

         (ss) RENTAL INVENTORY means any of Debtor's Inventory which is leased to an Account Debtor pursuant to a rental agreement by and between Debtor and the Account Debtor.

         (tt) REPORTABLE EVENT means any event with regard to a Pension Plan described in Section 4043(b) of ERISA or in regulations issued thereunder.

LOAN AGREEMENT - PAGE 7

         (uu) RESPONSIBLE PARTY means an Account Debtor, a general partner of an Account Debtor, or any party otherwise in any way directly or indirectly liable for the payment of a Receivable.

         (vv) REVOLVING CREDIT means a revolving credit facility under which Secured Party may make Advances to Debtor, pursuant to this Agreement, up to, but not in excess of; the Borrowing Capacity, as more fully described in Section 2.1.

         (ww) SCHEDULE means the schedule executed in connection with, and which is a part of, this Agreement.

         (xx) SECURED PARTY means the person or entity defined on the cover page of this Agreement and any successors or assigns of Secured Party.

         (yy) SECURITY INTEREST means the security interest granted to Secured Party by Debtor as described in Section 3.1.

         (zz) SOLVENT means, with respect to any person or entity on a particular determination date, that on such date (i) the fair value of the property of such person or entity is greater than the total amount of debts and other liabilities, including, without limitation, contingent and unliquidated liabilities, of such person or entity; (ii) the present fair salable value of the assets of such person or entity is greater than the amount that will be required to pay the probable liability of such person or entity on its existing debts and other liabilities as they become absolute and matured; (iii) such person or entity is able to realize upon its assets and pay its debts and other liabilities, contingent obligations, and other commitments as they mature in the normal course of business; (iv) such person or entity does not intend to, and does not believe that it will, incur debts or other liabilities beyond such person's or entity's ability to pay as such debts and other liabilities mature or become due; and (v) such person or entity is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such person's or entity's property would constitute unreasonably small capital.

         (aaa) STATE means the State of the United States specified in ITEM 32 of the Schedule.

         (bbb) TERM LOAN means a single-Advance term loan from Secured Party to Debtor, as more fully described in Section 2.5.

         (ccc) TERM LOAN BORROWING CAPACITY means, at the time of computation, the amount specified in ITEM 1A of the Schedule.

         (ccc) THIRD PARTY means any person or entity (including specifically, but without limitation, Ignatius W. Leonards and Spacelink Systems, Inc., as guarantors) who has executed and delivered, or who in the future may execute and deliver, to Secured Party

LOAN AGREEMENT - PAGE 8
    any agreement, instrument, or document, pursuant to which such person or entity has guaranteed to Secured Party the payment of the Indebtedness or has granted Secured Party a security interest in or lien on some or all of such person's or entity's real or personal property to secure the payment of the Indebtedness.

         (ddd) TRANSACTION DOCUMENTS means this Agreement and all documents, including, without limitation, collateral documents, letter of credit agreements, notes, acceptance credit agreements, security agreements, pledges, guaranties, mortgages, title insurance, assignments, and subordination agreements required to be executed by Debtor, any Third Party, or any Responsible Party pursuant hereto or in connection herewith.

    1.2. SINGULARS AND PLURALS. Unless the context otherwise requires, words in the singular number include the plural, and in the plural include the singular.

    1.3. U.C.C. DEFINITIONS. Unless otherwise defined in Section 1.1 or elsewhere in this Agreement, capitalized words shall have the meanings set forth in the Uniform Commercial Code as in effect in the State as of the date of this Agreement.

    1.4. SECTION REFERENCES. Unless otherwise specified, article, section, subsection, and schedule references are to this Agreement.

2.  ADVANCES.

    2.1. REQUESTS FOR AN ADVANCE UNDER THE REVOLVING CREDIT.

         (a) Written Requests. From time to time, Debtor may make a written request for an Advance under the Revolving Credit, so long as the sum of the aggregate principal balance of outstanding Advances under the Revolving Credit and the requested Advance does not exceed the Borrowing Capacity as then computed; and Secured Party shall make such requested Advance, provided that (i) the Borrowing Capacity would not be so exceeded; (ii) there has not occurred an Event of Default or an event which, with notice or lapse of time or both, would constitute an Event of Default; (iii) all representations and warranties contained in this Agreement and in the other Transaction Documents are true and correct on the date such requested Advance is made as though made on and as of such date; and (iv) all of the conditions in Article 4 have been satisfied. Notwithstanding any other provision of this Agreement, Secured Party may from time to time reduce the percentages applicable to the Receivables Borrowing Base and the Inventory Borrowing Base as they relate to amounts of the Borrowing Capacity if Secured Party determines, at its option, that there has been a material change in circumstances related to any or all Receivables or Inventory from those circumstances in existence on or prior to the date of this Agreement or in the financial or other condition of Debtor.

         (b) Oral Requests. Secured Party may make an Advance under the Revolving Credit to Debtor upon Debtor's oral request, subject to the same conditions applicable to a written request set forth in subparagraph (a) above. Each oral request for an Advance shall

LOAN AGREEMENT - PAGE 9
    be conclusively presumed to be made by a person authorized by Debtor to do so, and the making of the Advance to Debtor as hereinafter provided shall conclusively establish Debtor's obligation to repay the Advance.

    2.2. PROCEEDS OF AN ADVANCE. Advances shall be made in the manner agreed by Debtor and Secured Party in writing or, absent any such agreement, as determined by Secured Party.

    2.3. ESTABLISHMENT OF RESERVES. Secured Party may, at any time and from time to time, at its option, establish reserves against the Receivables or the Inventory of Debtor. The amount of such reserves shall be subtracted from the Receivables Borrowing Base or Inventory Borrowing Base, as applicable, when calculating the amount of the Borrowing Capacity.

    2.4 LETTERS OF CREDIT. At the request of Debtor, and upon execution of Letter of Credit documentation satisfactory to either Marine Midland Bank or the Hongkong Shanghai Banking Corporation, Secured Party, within the limits of the Borrowing Capacity as then computed, shall guaranty Letters of Credit issued from time to time by either Marine Midland Bank or the Hongkong Shanghai Banking Corporation for the account of Debtor in an amount not exceeding in the aggregate at any one time outstanding the amount set forth in ITEM 9 of the Schedule. The Letters of Credit shall be on terms mutually acceptable to Secured Party and Debtor and no Letters of Credit shall have an expiration date later than the termination date of this Agreement. An Advance in an amount equal to any amount paid by Secured Party on such guaranty shall be deemed made to Debtor, without request thereof, immediately upon any payment by Secured Party on such guaranty. In connection with the issuance of any guaranty of Letters of Credit, Debtor shall pay to Secured Party the fees set forth in ITEM 20 of the Schedule and to the issuer of the Letters of Credit all fees charged by the issuer. Letters of Credit shall be issued solely for purposes of (1) providing credit support to Debtor's insurance carriers and to Debtor's trade vendors and suppliers, (2) issuance of bid bonds, and (3) issuance of performance bonds.

    2.5. REQUEST FOR AN ADVANCE UNDER THE TERM LOAN. Debtor may make one written request for an Advance under the Term Loan on the date of this Agreement, so long as the requested Advance does not exceed the Term Loan Borrowing Capacity as then computed; and Secured Party shall make such requested Advance, provided that (i) the Term Loan Borrowing Capacity would not be so exceeded; (ii) there has not occurred an Event of Default or an event which, with notice or lapse of time or both, would constitute an Event of Default;
(iii) all representations and warranties contained in this Agreement and in the other Transaction Documents are true and correct on the date such requested Advance is made as though made on and as of such date; and (iv) all of the conditions in Article 4 have been satisfied.

    2.6 REQUESTS FOR AN ADVANCE UNDER THE CAPEX LOAN. From the date of this Agreement and until the first anniversary of the date of this Agreement, Debtor may make, in the aggregate, up to four (4) written requests for an Advance under the CAPEX Loan, so long as the sum of the aggregate principal balance of Advances made by Secured Party under the CAPEX Loan and the requested Advance does not exceed the CAPEX Loan Borrowing Capacity as then computed; and Secured Party shall make such requested Advance, provided that (i) the CAPEX

LOAN AGREEMENT - PAGE 10

Loan Borrowing Capacity would not be so exceeded; (ii) there has not occurred an Event of Default or an event which, with notice or lapse of time or both, would constitute an Event of Default; (iii) all representations and warranties contained in this Agreement and in the other Transaction Documents are true and correct on the date such requested Advance is made as though made on and as of such date; and (iv) all of the conditions in Article 4 have been satisfied.

3.  COLLATERAL AND INDEBTEDNESS SECURED.

    3.1. SECURITY INTEREST. Debtor hereby grants to Secured Party a security interest in and a lien on, the following property of Debtor wherever located and whether now owned or hereafter acquired:

         (a) All Accounts, Inventory, General Intangibles, Chattel Paper, Documents, and Instruments, whether or not specifically assigned to Secured Party, including, without limitation, all Receivables, and all Equipment, whether or not affixed to realty, and Fixtures;

         (b) All guaranties, collateral, liens on, or security interests in, real or personal property, leases, letters of credit, and other rights, agreements, and property securing or relating to payment of Receivables;

         (c) All books, records, ledger cards, data processing records, computer software, and other property at any time evidencing or relating to Collateral;

         (d) All monies, securities, and other property now or hereafter held, or received by, or in transit to, Secured Party from or for Debtor, and all of Debtor's deposit accounts, credits, and balances with Secured Party existing at any time;

         (e) All parts, accessories, attachments, special tools, additions, replacements, substitutions, and accessions to or for all of the foregoing; and

         (f) All Proceeds and products of all of the foregoing in any form, including, without limitation, amounts payable under any policies of insurance insuring the foregoing against loss or damage, and all increases and profits received from all of the foregoing.

    3.2. OTHER COLLATERAL. Nothing contained in this Agreement shall limit the rights of Secured Party in and to any other Collateral securing the Indebtedness which may have been, or may hereafter be, granted to Secured Party by Debtor or any Third Party, pursuant to any other agreement.

    3.3. INDEBTEDNESS SECURED. The Security Interest secures payment of any and all indebtedness, and performance of all obligations and agreements, of Debtor to Secured Party, whether now existing or hereafter incurred or arising, of every kind and character, primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, similar or dissimilar, or related or unrelated, and whether such indebtedness is from time to time reduced and thereafter

LOAN AGREEMENT - PAGE 11
increased, or entirely extinguished and thereafter reincurred, including, without limitation: (a) all Advances; (b) all interest which accrues on any such indebtedness, until payment of such indebtedness in full, including, without limitation, all interest provided for under this Agreement; (c) all other monies payable by Debtor, and all obligations and agreements of Debtor to Secured Party, pursuant to the Transaction Documents; (d) all debts owed, or to be owed, by Debtor to others which Secured Party has obtained, or may obtain, by assignment or otherwise; (e) all monies payable by any Third Party, and all obligations and agreements of any Third Party to Secured Party, pursuant to any of the Transaction Documents; and (f) all monies due, and to become due, pursuant to Section 8.3.

    3.4 CROSS COLLATERALIZATION AND CROSS DEFAULT. Without limiting the foregoing, Debtor specifically agrees that all Collateral for the Revolving Credit shall also be Collateral for the Term Loan and the CAPEX Loan, that all Collateral for the Term Loan shall also be Collateral for the Revolving Credit and the CAPEX Loan, and that all Collateral for the CAPEX Loan shall also be Collateral for the Revolving Credit and the Term Loan. Further, Debtor specifically agrees that an Event of Default under the Revolving Credit shall also be an Event of Default under the Term Loan and the CAPEX Loan, that an Event of Default under the Term Loan shall also be an Event of Default under the Revolving Credit and the CAPEX Loan, and that an Event of Default under the CAPEX Loan shall also be an Event of Default under the Revolving Credit and the Term Loan.

4. CONDITIONS TO ADVANCES. Notwithstanding any other provision of this Agreement or any of the other Transaction Documents, and without affecting in any manner the rights of Secured Party under any other provision of this Agreement, Secured Party shall not be obligated to make Advances unless and until the following conditions have been, and continue to be, satisfied:

    4.1. CORPORATE ACTION. Debtor shall have taken all necessary and appropriate corporate action, and the Board of Directors of Debtor shall have adopted resolutions authorizing, and the shareholders of Debtor (to the extent required under Debtor's organizational documents or applicable law) shall have consented to, this Agreement, and the borrowings hereunder, the execution and delivery of the Transaction Documents and the taking of all action required of Debtor by the Transaction Documents; and Debtor shall have furnished to Secured Party certified copies of such corporate resolutions and such other corporate documents as Secured Party shall reasonably request

    4.2. CORPORATE DOCUMENTS. There shall have been furnished to Secured Party
(a) copies of the articles or certificate of incorporation and by-laws of Debtor and each Consolidated Subsidiary, certified by its Secretary as of the date of this Agreement; (b) a certificate of Debtor's and each Consolidated Subsidiary's good standing or equivalent certificate duly issued of recent date by the Secretary of State of the state specified in ITEM 10 of the Schedule, and certificates of authority to do business in each state in which Debtor is licensed or qualified to do business; (c) a certificate of incumbency specifying the officers of Debtor, together with their specimen signatures; and (d) such other and further documents as Secured Party may reasonably request, including, without limitation, tax status reports covering payment of franchise taxes and other taxes.

LOAN AGREEMENT - PAGE 12

    4.3. OPINIONS. Independent counsel for Debtor shall have furnished to Secured Party their favorable opinion, in form and content satisfactory to Secured Party and its counsel, dated the date of this Agreement, as to the matters referred to in Sections 5.1, 5.2, 5.11, 5.12, 5.14, 5.15, 5.16, 5.20,
5.21, and 5.27, and such other matters as are requested by Secured Party. If this Agreement is being executed and delivered in connection with the acquisition of stock or assets by Debtor, Debtor shall also have caused the seller of such stock or assets to furnish to Secured Party an opinion of counsel for such seller or a letter authorizing Secured Party to rely on such an opinion, in form and content satisfactory to Secured Party and its counsel, dated the date of this Agreement.

    4.4. TRANSACTION DOCUMENTS. Debtor shall have delivered to Secured Party all the Transaction Documents, in form and content satisfactory to Secured Party and its counsel.

    4.5. THIRD PARTY ACTION. Each Third Party shall have (i) taken all necessary and appropriate corporate and shareholder action, and the Board of Directors of the Third Party shall have adopted resolutions authorizing the execution and delivery of the guaranty of such Third Party and the taking of all action called for thereby; and (ii) furnished to Secured Party certified copies of evidence of such corporate and shareholder action and such other corporate documents as Secured Party shall reasonably request.

    4.6. ASSIGNMENT OF REPRESENTATIONS, WARRANTIES, AND INDEMNITIES. If this Agreement is being executed in conjunction with the acquisition of stock or assets by Debtor, pursuant to an acquisition agreement, Debtor shall execute and deliver to Secured Party as continuing collateral security for the payment of the Indebtedness an assignment, in form and content satisfactory to Secured Party, of any and all representations, warranties, and indemnities made by the seller of such stock or assets to Debtor, and such assignment shall be duly consented to by such seller.

    4.7. GUARANTIES.

         (a) Ignatius W. Leonards shall have executed and delivered to Secured Party his limited, continuing guaranty, covering all indebtedness of Debtor to Secured Party, however incurred and whenever arising, containing a waiver of subrogation and similar rights; and

         (b) Spacelink Systems, Inc. shall have executed and delivered to Secured Party its unlimited, continuing guaranty, covering all indebtedness of Debtor to Secured Party, however incurred and whenever arising, containing a waiver of subrogation and similar rights.

    4.8. SPECIFIC ADDITIONAL DOCUMENTATION. Debtor shall have delivered to Secured Party documentation satisfactory to Secured Party evidencing the following:

         (a)  an acceptable appraisal of machinery and equipment of the Debtor;
    and

LOAN AGREEMENT-PAGE 13

         (b) Landlord's waivers in form and substance acceptable to Secured Party from the owners of the property where Debtor's Equipment and Inventory are located.

    4.9. OTHER MATTERS. All matters incidental to the execution and delivery of the Transaction Documents, and all action required by the Transaction Documents, shall be satisfactory to Secured Party and to its counsel.

5. REPRESENTATIONS AND WARRANTIES. To induce Secured Party to enter into this Agreement, and make Advances to Debtor from time to time as herein provided, Debtor represents and warrants and, so long as any Indebtedness remains unpaid or this Agreement remains in effect, shall be deemed continuously to represent and warrant as follows:

    5.1. CORPORATE EXISTENCE. Debtor and each Consolidated Subsidiary is duly organized and existing and in good standing under the laws of the state specified in ITEM 10 of the Schedule and is duly licensed or qualified to do business and in good standing in every state in which the nature of its business or ownership of its property requires such licensing or qualification.

    5.2. CORPORATE CAPACITY. The execution, delivery, and performance of the Transaction Documents are within Debtor's corporate powers, have been duly authorized by all necessary and appropriate corporate and shareholder action, and are not in contravention of any law or the terms of Debtor's articles or certificate of incorporation or by-laws or any amendment thereto, or of any indenture, agreement, undertaking, or other document to which Debtor is a party or by which Debtor or any of Debtor's property is bound or affected.

    5.3. VALIDITY OF RECEIVABLES. (a) Each Receivable is genuine and enforceable in accordance with its terms and represents an undisputed and bona fide indebtedness owing to Debtor by the Account Debtor obligated thereon; (b) there are no defenses, set-offs, or counterclaims against any Receivable; (c) no payment has been received on any Receivable, and no Receivable is subject to any Credit or Extension or agreements therefor unless written notice specifying such payment, Credit, Extension, or agreement has been delivered to Secured Party; (d) each copy of each Invoice is a true and genuine copy of the original Invoice sent to the Account Debtor named therein and accurately evidences the transaction from which the underlying Receivable arose, and the date payment is due as stated on each such Invoice or computed based on the information set forth on each such Invoice is correct; (e) all Chattel Paper, and all promissory notes, drafts, trade acceptances, and other instruments for the payment of money relating to or evidencing each Receivable, and each endorsement thereon, are true and genuine and in all respects what they purport to be, and are the valid and binding obligation of all parties thereto, and the date or dates stated on all such items as the date on which payment in whole or in part is due is correct;(f) all Inventory described in each Invoice has been delivered to the Account Debtor named in such Invoice or placed for such delivery in the possession of a carrier not owned or controlled directly or indirectly by Debtor; (g) all evidence of the delivery or shipment of Inventory is true and genuine; (h) all services to be performed by Debtor in connection with each Receivable have been performed by Debtor; and (i) all evidence of the performance of such services by Debtor is true and genuine.

LOAN AGREEMENT-PAGE 14

    5.4. INVENTORY. (a) All representations made by Debtor to Secured Party, and all documents and schedules given by Debtor to Secured Party, relating to the description, quantity, quality, condition, and valuation of the Inventory are true and correct; (b) Debtor has not received any Inventory on consignment or approval unless Debtor (i) has delivered written notice to Secured Party describing any Inventory which Debtor has received on consignment or approval, (ii) has marked such Inventory on consignment or approval or has segregated it from all other Inventory, and (iii) has appropriately marked its records to reflect the existence of such Inventory on consignment or approval; (c) Inventory, other than Rental Inventory, is located only at the address or addresses of Debtor set forth at the beginning of this Agreement, the locations specified in ITEM 11 of the Schedule, or such other place or places as approved by Secured Party in writing; (d) all Inventory is insured as required by Section 10.11, pursuant to policies in full compliance with the requirements of such Section; and (e) all Inventory has been produced by Debtor in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations, and orders promulgated thereunder.

    5.5. TITLE TO COLLATERAL. (a) Debtor is the owner of the Collateral free of all security interests, liens, and other encumbrances except the Security Interest and except as described in ITEM 12 of the Schedule; (b) Debtor has the unconditional authority to grant the Security Interest to Secured Party; and (c) assuming that all necessary Uniform Commercial Code filings have been made, Secured Party has an enforceable first lien on all Collateral, subordinate only to those security interests, liens, or encumbrances described as having priority over the Security Interest in ITEM 12 of the Schedule.

    5.6. NOTES RECEIVABLE. No Receivable is an Instrument, Document, or Chattel Paper or is evidenced by any note, draft trade acceptance, or other instrument for the payment of money, except such Instrument, Document, Chattel Paper, note, draft, trade acceptance, or other instrument as has been endorsed and delivered by Debtor to Secured Party.

    5.7 EQUIPMENT. Equipment is located, and Equipment which is a Fixture is affixed to real property, only at the address or addresses of Debtor set forth at the beginning of this Agreement, the locations specified in ITEM 11 of the Schedule, or such other place or places as approved by Secured Party in writing. Such real property is owned by Debtor or by the persons or persons named in ITEM 11 of the Schedule and is encumbered only by the mortgage or mortgages listed in ITEM 11 of the Schedule.

    5.8. PLACE OF BUSINESS. (a) Unless otherwise disclosed to Secured Party in ITEM 11 or ITEM 13 of the Schedule, Debtor is engaged in business operations which are in whole, or in part, carried on at the address or addresses specified at the beginning of this Agreement and at no other address or addresses; (b) if Debtor has more than one place of business, its chief executive office is at the address specified as such at the beginning of this Agreement; and (c) Debtor's records concerning the Collateral are kept at the address or addresses specified at the beginning of this Agreement or in ITEM 13 of the Schedule.

    5.9. FINANCIAL CONDITION. Debtor has furnished to Secured Party Debtor's most current financial statements, which statements represent correctly and fairly the results of the


LOAN AGREEMENT-PAGE 15
operations and transactions of Debtor and the Consolidated Subsidiaries as of the dates, and for the period referred to, and have been prepared in accordance with generally accepted accounting principles consistently applied during each interval involved and from interval to interval. Since the date of such financial statements, there have not been any materially adverse changes in the financial condition reflected in such financial statements, except as disclosed in writing by Debtor to Secured Party.

    5.10. TAXES. Except as set forth on EXHIBIT C attached hereto, (a) all federal and other tax returns required to be filed by Debtor and each Consolidated Subsidiary have been filed, and all taxes required by such returns have been paid; and (b) neither Debtor nor any Consolidated Subsidiary has received any notice from the Internal Revenue Service or any other taxing authority proposing additional taxes.

    5.11. LITIGATION. Except as set forth on EXHIBIT D attached hereto, there are no actions, suits, proceedings, or investigations pending or, to the knowledge of Debtor, threatened against Debtor or any Consolidated Subsidiary or any basis therefor which, if adversely determined, would, in any case or in the aggregate, materially adversely affect the property, assets, financial condition, or business of Debtor or any Consolidated Subsidiary or materially impair the right or ability of Debtor or any Consolidated Subsidiary to carry on its operations substantially as conducted on the date of this Agreement

    5.12. ERISA MATTERS. (a) No Pension Plan has been terminated, or partially terminated, or is insolvent, or in reorganization, nor have any proceedings been instituted to terminate or reorganize any Pension Plan; (b) neither Debtor nor any Consolidated Subsidiary has withdrawn from any Pension Plan in a complete or partial withdrawal, nor has a condition occurred which, if continued, would result in a complete or partial withdrawal; (c) neither Debtor nor any Consolidated Subsidiary has incurred any withdrawal liability, including, without limitation, contingent withdrawal liability, to any Pension Plan, pursuant to Title IV of ERISA; (d) neither Debtor nor any Consolidated Subsidiary has incurred any liability to the Pension Benefit Guaranty Corporation other than for required insurance premiums which have been paid when due; (e) no Reportable Event has occurred; (f) no Pension Plan or other "employee pension benefit plan," as defined in Section 3(2) of ERISA, to which Debtor or any Consolidated Subsidiary is a party has an "accumulated funding deficiency" (whether or not waived), as defined in
Section 302 of ERISA or in Section 412 of the Internal Revenue Code; (g) the present value of all benefits vested under any Pension Plan does not exceed the value of the assets of such Pension Plan allocable to such vested benefits; (h) each Pension Plan and each other "employee benefit plan," as defined in Section 3(3) of ERISA, to which Debtor or any Consolidated Subsidiary is a party is in substantial compliance with ERISA, and no such plan or any administrator, trustee, or fiduciary thereof has engaged in a prohibited transaction described in Section 406 of ERISA or in Section 4975 of the Internal Revenue Code; (i) each Pension Plan and each other "employee benefit plan," as defined in Section 3(2) of ERISA, to which Debtor or any Consolidated Subsidiary is a party has received a favorable determination by the Internal Revenue Service with respect to qualification under Section 401(a) of the Internal Revenue Code; and (j) neither Debtor nor any Consolidated Subsidiary has incurred any liability to a trustee or trust established pursuant to Section 4049 of ERISA or to a trustee appointed pursuant to Section 4042(b) or (c) of ERISA.


LOAN AGREEMENT-PAGE 16

    5.13.     ENVIRONMENTAL MATTERS.

         (a) Any Environmental Questionnaire previously provided to Secured Party was and is accurate and complete and does not omit any material fact the omission of which would make the information contained therein materially misleading.

         (b) No above ground or underground storage tanks containing Hazardous Substances are, or have been located on, any property owned, leased, or operated by Debtor or any Consolidated Subsidiary.

         (c) No property owned, leased, or operated by Debtor or any Consolidated Subsidiary is, or has been, used for the Disposal of any Hazardous Substance or for the treatment, storage, or Disposal of Hazardous Substances.

         (d) No Release of a Hazardous Substance has occurred, or is threatened on, at, from, or near any property owned, leased, or operated by Debtor or any Consolidated Subsidiary.

         (e) Neither Debtor nor any Consolidated Subsidiary is subject to any existing, pending, or threatened suit, claim, notice of violation, or request for information under any Environmental Law nor has Debtor or any Consolidated Subsidiary provided any notice or information under any Environmental Law.

         (f) Debtor and each Consolidated Subsidiary are in compliance with, and have obtained all Environmental Permits required by, all Environmental Laws.

    5.14. VALIDITY OF TRANSACTION DOCUMENTS. The Transaction Documents constitute the legal, valid, and binding obligations of Debtor and each Consolidated Subsidiary and any Third Parties thereto, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy and insolvency laws and laws affecting creditors' rights generally.

    5.15. NO CONSENT OR FILING. No consent, license, approval, or authorization of, or registration, declaration, or filing with, any court, governmental body or authority, or other person or entity is required in connection with the valid execution, delivery, or performance of the Transaction Documents or for the conduct of Debtor's business as now conducted, other than filings and recordings to perfect security interests in or liens on the Collateral in connection with the Transaction Documents.

    5.16. NO VIOLATIONS. Neither Debtor nor any Consolidated Subsidiary is in violation of any term of its articles, or certificate of incorporation, or by-laws, or of any mortgage, borrowing agreement, or other instrument or agreement pertaining to indebtedness for borrowed money. Neither Debtor nor any Consolidated Subsidiary is in violation of any term of any other indenture, instrument, or agreement to which it is a party or by which it or its property may be bound,

LOAN AGREEMENT-PAGE 17
resulting, or which might reasonably be expected to result, in a material and adverse effect upon its business or assets. Neither Debtor nor any Consolidated Subsidiary is in violation of any order, writ, judgment, injunction, or decree of any court of competent jurisdiction or of any statute, rule, or regulation of any governmental authority. The execution and delivery of the Transaction Documents and the performance of all of the same are, and will be, in compliance with the foregoing and will not result in any violation thereof, or result in the creation of any mortgage, lien, security interest, charge, or encumbrance upon, any properties or assets except in favor of Secured Party. There exists no fact or circumstance (whether or not disclosed in the Transaction Documents) which materially adversely affects, or in the future (so far as Debtor can now foresee) may materially adversely affect, the condition, business, or operations of Debtor or any Consolidated Subsidiary.

    5.17. TRADEMARKS AND PATENTS. Debtor and each Consolidated Subsidiary possess all trademarks, trademark rights, patents, patents rights, tradenames, tradename rights, and copyrights that are required to conduct their business as now conducted without conflict with the rights or claimed rights of others. A list of the foregoing is set forth in ITEM 14 of the Schedule.

    5.18. CONTINGENT LIABILITIES. There are no suretyship agreements, guaranties, or other contingent liabilities of Debtor or any Consolidated Subsidiary which are not disclosed by the financial statements described in
Section 5.9 or ITEM 27 of the Schedule.

    5.19. SOLVENCY. Debtor individually is, and Debtor and the Consolidated Subsidiaries taken as a whole are, and during the term of this Agreement, Debtor individually, and Debtor and the Consolidated Subsidiaries taken as a whole, will be, at all times, Solvent, both before and after giving effect to the transactions contemplated by the Transaction Documents and any acquisition of stock or assets occurring in conjunction with or related to the Transaction Documents.

    5.20. COMPLIANCE WITH LAWS. Debtor is in compliance with all applicable laws, rules, regulations, and other legal requirements with respect to its business and the use, maintenance, and operations of the real and personal property owned or leased by it in the conduct of its business.

    5.21. LICENSES, PERMITS, ETC. Each franchise, grant, approval, authorization, license, permit, easement, consent, certificate, and order of and registration, declaration, and filing with, any court, governmental body or authority, or other person or entity required for or in connection with the conduct of Debtor's and each Consolidated Subsidiary's business as now conducted is in full force and effect.

    5.22. MARGIN STOCK. Neither Debtor's execution and delivery of any of the Transaction Documents nor the borrowing by Debtor of any sums pursuant thereto violates Section 7 of the Securities Exchange Act of 1934, as amended, or any rule or regulation thereunder, and Debtor neither owns, nor intends to purchase or carry, any "margin stock" except as set forth in ITEM 15 of the Schedule.


LOAN AGREEMENT-PAGE 18

    5.23. COMMISSIONS. No brokerage commission, finders fee, or investment banking fees are payable by Debtor to any person or entity (except Jack Bourgault of J.W. Bourgault & Associates) in connection with the Transaction Documents or the transactions contemplated thereby.

    5.24. LABOR CONTRACTS. Neither Debtor nor any Consolidated Subsidiary is a party to any collective bargaining agreement or to any existing or threatened labor dispute or controversies except as set forth in ITEM 16 of the Schedule.

    5.25. CONSOLIDATED SUBSIDIARIES. Debtor has no Consolidated Subsidiaries other than those listed in ITEM 34 of the Schedule, and the percentage ownership of Debtor in each such Consolidated Subsidiary is specified in such ITEM 34.

    5.26. ACCURACY OF REPRESENTATIONS. No representation, warranty, or statement by Debtor or any Third Party contained herein, or in any certificate, financial statement, or other document furnished by Debtor or any Third Party pursuant hereto, or in connection herewith, fails to contain any statement of material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it is made. There is no fact which Debtor knows, or should know, and has not disclosed to Secured Party which does, or may materially or adversely, affect Debtor, any Consolidated Subsidiary, or any Third Party, or any of their respective operations.

    5.27. AUTHORIZED SHARES. Debtor's total authorized common shares, the par value of such shares, and the number of such shares issued and outstanding, are set forth in ITEM 27 of the Schedule. All of such shares are of one class and have been validly issued in full compliance with all applicable federal and state laws, and are fully paid and non-assessable. No other shares of the Debtor of any class or type are authorized or outstanding.

6.  CERTAIN DOCUMENTS TO BE DELIVERED TO SECURED PARTY.

    6.1. DOCUMENTS. Debtor shall deliver to Secured Party, all documents specified in ITEM 18 of the Schedule, as frequently as indicated therein or at such other times as Secured Party may request, and all other documents and information reasonably requested by Secured Party, all in form, content and detail satisfactory to Secured Party. The documents and schedules to be provided under this Section 6.1 are solely for the convenience of Secured Party in administering this Agreement and maintaining records of the Collateral. Debtor's failure to provide Secured Party with any such schedule shall not affect the Security Interest

    6.2. INVOICES. Debtor shall cause all of its Invoices, including the copies thereof, to be printed and to bear consecutive numbers and shall prepare and issue its Invoices in such consecutive numerical order. If requested by Secured Party, all copies of Invoices not previously delivered to Secured Party shall be delivered to Secured Party with each schedule of Receivables. Copies of all Invoices which are voided or canceled or which, for any other reason, do not evidence a Receivable shall be included in such delivery. If any Invoice or copy thereof is lost, destroyed, or


LOAN AGREEMENT-PAGE 19
otherwise unavailable, Debtor shall account in writing, in form satisfactory to Secured Party, for such missing Invoice.

    6.3. CHATTEL PAPER. The original of each item of Chattel Paper evidencing a Receivable shall be delivered to Secured Party with the schedule listing the Receivable which it evidences, together with an assignment in form and content satisfactory to Secured Party of such Chattel Paper by Debtor to the Secured Party.

7.  COLLECTIONS.

    7.1. DELIVERY OF PROCEEDS TO SECURED PARTY. Unless Secured Party notifies Debtor that it specifically dispenses with one or more of the following requirements, any Proceeds of Collateral received by Debtor, including, without limitation, payments on Receivables and other payments from sales or leases of Inventory, shall be held by Debtor in trust for Secured Party in the same medium in which received, shall not be commingled with any assets of Debtor, and shall be delivered immediately to Secured Party. So long as Secured Party elects to keep the Marine Payment Account in existence, Debtor shall deposit Proceeds of Collateral into the Marine Payment Account and shall, on the day of each such deposit, forward to Secured Party a copy of the deposit receipt of the depository bank indicating that such deposit has been made.

    7.2. APPLICATION OF PROCEEDS. Upon receipt of Proceeds of Collateral, Secured Party, in its sole discretion, may apply such Proceeds directly to the Indebtedness in the manner provided in Section 8.5. Checks drawn on the Marine Payment Account, and all or any part of the balance of the Marine Payment Account, may be applied from time to time to the Indebtedness in the manner provided in Section 8.5.

8.  PAYMENT OF PRINCIPAL, INTEREST, FEES, AND COSTS AND EXPENSES.

    8.1. PROMISE TO PAY PRINCIPAL UNDER THE REVOLVING CREDIT. Debtor promises to pay to Secured Party the principal of Advances under the Revolving Credit as follows:

         (a) Borrowing Capacity Exceeded. Whenever the outstanding principal balance of Advances under the Revolving Credit exceeds the Borrowing Capacity, Debtor shall immediately pay to Secured Party the excess of the outstanding principal balance of Advances under the Revolving Credit over the Borrowing Capacity.

         (b) Payment in Full on Termination or Acceleration. Forthwith upon termination of this Agreement, pursuant to Section 14.13, or acceleration of the time for payment of the Indebtedness, pursuant to Section 12.2, Debtor shall pay to Secured Party the entire outstanding principal balance of Advances under the Revolving Credit.

    8.1A.     PROMISE TO PAY PRINCIPAL UNDER THE TERM LOAN. Debtor promises to pay to Secured Party the principal of the Advance under the Term Loan as follows:


LOAN AGREEMENT-PAGE 20

         (a) Term Loan Note. Debtor shall pay to Secured Party the outstanding principal balance of the Advance under the Term Loan in accordance with the face and tenor of that certain Term Loan Note executed by Debtor, payable to Secured Party.

         (b) Payment in Full on Termination or Acceleration. Forthwith upon termination of this Agreement, pursuant to Section 14.13, or acceleration of the time for payment of the Indebtedness, pursuant to Section 12.2, Debtor shall pay to Secured Party the entire outstanding principal balance of the Advance under the Term Loan.

         8.1B.     PROMISE TO PAY PRINCIPAL UNDER THE CAPEX LOAN. Debtor
promises to pay to Secured Party the principal of Advances under the CAPEX Loan as follows:

         (a) CAPEX Term Note. Debtor shall pay to Secured Party the outstanding principal balance of the Advances under the CAPEX Loan in accordance with the face and tenor of that certain CAPEX Term Note executed by Debtor, payable to Secured Party.

         (b) Payment in Full on Termination or Acceleration. Forthwith upon termination of this Agreement, pursuant to Section 14.13, or acceleration of the time for payment of the Indebtedness, pursuant to Section 12.2, Debtor shall pay to Secured Party the entire outstanding principal balance of the Advances under the CAPEX Loan.

    8.2  PROMISE TO PAY INTEREST.

         (a) Debtor promises to pay to Secured Party interest on the principal of Advances under the Revolving Credit from time to time unpaid at the fluctuating per annum rate specified in ITEM 19 of the Schedule.

         (b) Debtor promises to pay to Secured Party interest on the principal of the Advance under the Term Loan from time to time unpaid at the fluctuating per annum rate specified in ITEM 19A of the Schedule.

         (c) Debtor promises to pay to Secured Party interest on the principal of Advances under the CAPEX Loan from time to time unpaid at the fluctuating per annum rate specified in ITEM 19B of the Schedule.

         (d) From and after the occurrence of an Event of Default, and for so long as such Event of Default shall continue, Debtor, as additional compensation to Secured Party for its increased credit risk and not as a penalty, promises to pay interest on (i) the principal of Advances, whether or not past due; (ii) interest which is past due under this Section 8.2; and (iii) any amount due Secured Party under the Transaction Documents which is past due, at the fluctuating per annum rate specified in ITEM 19C of the Schedule.

         (e) Interest, other than Default Interest, shall be paid (i) on the first day of each month in arrears, (ii) on termination of this Agreement, pursuant to Section 14.13, (iii) on


LOAN AGREEMENT-PAGE 21
    acceleration of the time for payment of the Indebtedness, pursuant to
    Section 12.2, and (iv) on the date the Indebtedness is paid in full. Default Interest will be payable on demand.

         (f) Any change in the interest rate resulting from a change in the Prime Rate shall take effect simultaneously with such change in the Prime Rate. Interest shall be computed on the daily unpaid principal balance of Advances. Interest prior to the occurrence of an Event of Default shall be calculated for each calendar day at 1/360th of the applicable per annum rate, which will result in an effective per annum rate higher than that specified in ITEMS 19, 19A and 19B of the Schedule, unless such calculation would exceed the Maximum Legal Rate, in which event interest shall be calculated for each calendar day at 1/365th or 1/366th, as the case may be, of the applicable per annum rate. Interest subsequent to the occurrence of; and during the continuance of; an Event of Default shall be calculated for each calendar day at 1/365th or 1/366th, as the case may be, of the applicable per annum rate. In no event shall the rate of interest exceed the Maximum Legal Rate. If Debtor pays to Secured Party interest in excess of the Maximum Legal Rate, such excess shall be applied in reduction of the principal of Advances made pursuant to this Agreement, and any remaining excess interest, after application thereof to the principal of Advances, shall be refunded to Debtor.

    8.3. PROMISE TO PAY FEES. Debtor promises to pay to Secured Party any fees specified in ITEM 20 of the Schedule on the applicable due dates also specified in ITEM 20 of the Schedule.

    8.4. PROMISE TO PAY COSTS AND EXPENSES.

         (a) Debtor agrees to pay to Secured Party, on demand, all costs and expenses as provided in this Agreement, and all costs and expenses incurred by Secured Party from time to time in connection with this Agreement, including, without limitation, those incurred in: (i) preparing, negotiating, amending, waiving, or granting consent with respect to the terms of any or all of the Transaction Documents; (ii) enforcing the Transaction Documents; (iii) performing, pursuant to Section 14.2, Debtor's duties under the Transaction Documents upon Debtor's failure to perform them; (iv) filing financing statements, assignments, or other documents relating to the Collateral (e.g., filing fees, recording taxes, and documentary stamp taxes); (v) maintaining the Marine Payment Account; (vi) administering the Transaction Documents, but not ordinary general and administrative expenses; (vii) compromising, pursuing, or defending any controversy, action, or proceeding resulting, directly or indirectly, from Secured Party's relationship with Debtor, regardless of whether Debtor is a party to such controversy, action, or proceeding and of whether the controversy, action, or proceeding occurs before or after the Indebtedness has been paid in full; (viii) realizing upon or protecting any Collateral;
    (ix) enforcing or collecting any Indebtedness or guaranty thereof; (x) employing collection agencies or other agents to collect any or all of the Receivables; (xi) examining Debtor's books and records or inspecting the Collateral where such examinations or inspections must be conducted, at Secured Party's option, more frequently than is customary, including, without limitation, the reasonable costs of examinations and inspections conducted by third parties, provided

LOAN AGREEMENT-PAGE 22
    that nothing herein shall limit Secured Party's right to audit, examination, inspection, or other fees otherwise payable under Section 8.3; and (xii) obtaining independent appraisals from time to time as deemed necessary or appropriate by Secured Party.

         (b) Without limiting Section 8.4(a), Debtor also agrees to pay to Secured Party, on demand, the actual fees and disbursements incurred by Secured Party for attorneys retained by Secured Party for advice, suit, appeal, or insolvency or other proceedings under the Federal Bankruptcy Code or otherwise, or in connection with any purpose specified in Section 8.4(a).

         (c) If after the date hereof, Secured Party determines that (i) the adoption of any applicable law, rule, or regulation regarding capital requirements for banks or bank holding companies or the subsidiaries thereof, (ii) any change in the interpretation or administration of any such law, rule, or regulation by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof; or (iii) compliance by Secured Party or its holding company with any request or directive of any such governmental authority, central bank or comparable agency regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on Secured Party's capital to a level below that which Secured Party could have achieved (taking into consideration Secured Party's and its holding company's policies with respect to capital adequacy immediately before such adoption, change, or compliance and assuming that Secured Party's capital was fully utilized prior to such adoption, change, or compliance) but for such adoption, change, or compliance as a consequence of Secured Party's commitment to make Advances pursuant hereto by any amount deemed by Secured Party to be material:

             (x) Secured Party shall promptly, after Secured Party's determination of such occurrence, give notice thereof to Debtor; and

             (y) Debtor shall pay to Secured Party as an additional fee from time to time, on demand, such amount as Secured Party certifies to be the amount that will compensate Secured Party for such reduction. A certificate of Secured Party claiming entitlement to compensation as set forth above will be conclusive in the absence of manifest error. Such certificate will set forth the nature of the occurrence giving rise to such compensation, the additional amount or amounts to be paid to Secured Party, and the method by which such amounts were determined. In determining such amount, Secured Party may use any reasonable averaging and attribution method.

    8.5. METHOD OF PAYMENT OF PRINCIPAL, INTEREST, FEES, AND COSTS AND EXPENSES. Without limiting Debtor's obligation, pursuant to Sections 8.1, 8.2, 8.3, and 8.4 to pay the principal of Advances, interest, fees, and costs and expenses, the following provisions shall apply to the payment thereof:

LOAN AGREEMENT-PAGE 23

         (a) Payment of Principal. Debtor authorizes Secured Party to apply any Proceeds of Collateral, including, without limitation, payments on Receivables, other payments from sales or leases of Inventory, and any funds in the Marine Payment Account, to the unpaid principal of Advances.

         (b) Payment of Interest, Fees, and Costs and Expenses. If any accrued interest, fees, or costs and expenses have not been paid when due, Debtor authorizes Secured Party, at its option, to (provided, however, Secured Party shall have no obligation to):

              (i)  make an Advance to pay for such items; or

              (ii) apply Proceeds of Collateral, including, without limitation, payments on Receivables, other payments from sales or leases of Inventory, and any funds in the Marine Payment Account, to the payment of such items.

         (c) Notwithstanding any other provision of this Agreement, Secured Party, at its option, shall determine the manner and amount of application of payments and credits, if any, to be made on all or any part of any component or components of the Indebtedness, whether principal, interest, fees, costs and expenses, or otherwise.

    8.6. COMPUTATION OF DAILY OUTSTANDING BALANCE. For the purpose of calculating the aggregate principal balance of outstanding Advances under Sections 2.1(a) and (b), Section 2.5 and Section 2.6, Advances shall be deemed to be paid on the date that checks drawn on, or other funds received from, the Marine Payment Account are applied by Secured Party to Advances, and on the date any other payments on Receivables, or other payments from sales or leases of Inventory to be so applied, have been processed for collection by Secured Party; provided, however, for the purpose of calculating interest payable by Debtor, funds from the Marine Payment Account, payments on Receivables, other payments from sales or leases of Inventory, and any other payments, shall be deemed to be applied to Advances the number of days specified in ITEM 21 of the Schedule after the application of such funds from the Marine Payment Account or receipt of such payments by Secured Party, and the amount of interest payable will be adjusted by Secured Party from time to time accordingly. Notwithstanding any other provision of this Agreement, if any item presented for collection by Secured Party is not honored, Secured Party may reverse any provisional credit which has been given for the item and make appropriate adjustments to the amount of interest and principal due.

    8.7. ACCOUNT STATED. Debtor agrees that each monthly or other statement of account mailed or delivered by Secured Party to Debtor pertaining to the outstanding balance of Advances, the amount of interest due thereon, fees, and costs and expenses shall be final, conclusive, and binding on Debtor and shall constitute an "account stated" with respect to the matters contained therein unless, within thirty (30) calendar days from when such statement is mailed or, if not mailed, delivered to Debtor, Debtor shall deliver to Secured Party written notice of any objections which it may have as to such statement of account, and in such event, only the items to which objection is expressly made in such notice shall be considered to be disputed by Debtor.


LOAN AGREEMENT-PAGE 24

    8.8. MAXIMUM LEGAL RATE OF INTEREST. No agreements, conditions, provisions or stipulations contained in this Agreement or in any other agreement between Debtor and Secured Party, or the occurrence of an Event of Default hereunder, or the exercise by Secured Party of the right to accelerate the payment of the maturity of principal and interest, or to exercise any option whatsoever contained in this Agreement or any other agreement between Debtor and Secured Party, or the arising of any contingency whatsoever, shall entitle Secured Party to collect, in any event, interest exceeding the Maximum Legal Rate; and in no event shall Debtor be obligated to pay interest exceeding such Maximum Legal Rate, and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate, or compel Debtor to pay a rate of interest exceeding the Maximum Legal Rate shall be without binding force or effect, at law or in equity, to the extent only of the excess of interest over such Maximum Legal Rate. In the event any interest is charged in excess of the Maximum Legal Rate (herein referred to as the "Excess"), Debtor acknowledges and stipulates that any such charge shall be the result of an accidental and bona fide error, and such Excess shall be, first, applied to reduce the principal of any Indebtedness due, and, second, returned to Debtor, it being the intention of the parties hereto not to enter at any time into a usurious or otherwise illegal relationship. The parties hereto recognize that with fluctuations in the Prime Rate such an unintentional result could inadvertently occur. By the execution of this Agreement, Debtor covenants that (a) the credit or return of any Excess shall constitute the acceptance by Debtor of such Excess, and (b) Debtor shall not seek or pursue any other remedy, legal or equitable against Secured Party based, in whole or in part, upon the charging or receiving of any interest in excess of the Maximum Legal Rate. For the purpose of determining whether or not any Excess has been contracted for, charged, or received by Secured Party, all interest at any time contracted for, charged, or received by Secured Party in connection with the Indebtedness shall be amortized, prorated, allocated and spread in equal parts during the entire term of this Agreement.

    8.9. ADJUSTMENTS BASED ON THE MAXIMUM LEGAL RATE OF INTEREST. Notwithstanding the provisions of Section 8.8 of this Agreement to the contrary, (a) if at any time the amount of interest computed on the basis of any of the fluctuating per annum rates specified in ITEMS 19, 19A, 19B, or 19C of the Schedule (the "ANNUAL RATES") would exceed the amount of such interest computed upon the basis of the Maximum Legal Rate, the interest payable under this Agreement shall be computed upon the basis of the Maximum Legal Rate, but any subsequent reduction in the Annual Rates shall not reduce such interest thereafter payable hereunder below the amount computed on the basis of the Maximum Legal Rate until the aggregate amount of such interest accrued and payable under this Agreement equals the total amount of interest which would have accrued if such interest had been at all times computed solely on the basis of the Annual Rates; and (b) unless preempted by federal law, the Annual Rates from time to time in effect hereunder may not exceed the "Indicated Ceiling Rate" from time to time in effect under Chapter 15 of the Texas Credit Code (Vernon's Texas Civil Statutes), Section (c), Article 5069-1.04, as amended.

    8.10. INCORPORATION BY REFERENCE OF MAXIMUM LEGAL RATE OF INTEREST PROVISIONS. The provisions of Section 8.8 of this Agreement shall be deemed to be incorporated into every document or communication relating to the Indebtedness which sets forth or prescribes any account, right, or claim or alleged account, right, or claim of Secured Party with


LOAN AGREEMENT - PAGE 25
respect to Debtor (or any other obligor in respect of the Indebtedness), whether or not any provision of Section 8.8 of this Agreement is referred to therein. All such documents and communications and all figures set forth therein shall for the sole purpose of computing the extent of the Indebtedness asserted by Secured Party thereunder, be automatically recomputed by Debtor and Secured Party or any other obligor, and by any court considering the same, to give effect to the adjustments or credits required by Section 8.8 of this Agreement.

    8.11. SUBSEQUENT CHANGE OF MAXIMUM LEGAL RATE OF INTEREST. If the applicable state or federal law is amended in the future to allow a greater rate of interest to be charged under this Agreement than is presently allowed by applicable state or federal law, then the limitation of interest hereunder shall be increased to the maximum rate of interest allowed by applicable state or federal law as amended, which increase shall be effective hereunder on the effective date of such amendment, and all interest charges owing to Secured Party by reason thereof shall be payable upon demand.

9.  PROCEDURES AFTER SCHEDULING RECEIVABLES.

    9.1. RETURNED MERCHANDISE. Debtor shall notify Secured Party immediately of the return, rejection, repossession, stoppage in transit, loss, damage, or destruction of any Inventory. In addition to making appropriate adjustments to the Receivables Borrowing Base and the Inventory Borrowing Base to reflect the return of such Inventory, Secured Party may, in its sole discretion, request Debtor to pay to Secured Party an amount equal to the consideration to have been paid for such Inventory by the Account Debtor, such payment to be applied directly to unpaid Advances.

    9.2. CREDITS AND EXTENSIONS.

         (a) Granting of Credits and Extensions. Debtor may grant such Credits and such Extensions as are ordinary in the usual course of Debtor's business without the prior consent of Secured Party; provided, however, that any such Extension shall not extend the time for payment beyond thirty
    (30) days after the original due date as shown on the Invoice evidencing the related Receivable, or as computed based on the information set forth on such Invoice.

         (b) Accounting for Credits and Extensions. Debtor shall make a full accounting of each grant of a Credit or an Extension, including a brief description of the reasons therefor and a copy of all credit memoranda. Such accountings shall be in form satisfactory to Secured Party and shall be delivered to Secured Party daily or at such other intervals as may be specified in ITEM 18 of the Schedule. All credit memoranda issued by Debtor shall be numbered consecutively and copies of the same, when delivered to Secured Party, shall be in numerical order and accounted for in the same manner as provided in Section 6.2 with respect to Invoices.

         (c) Adjustment to Receivables Borrowing Base. The Receivables Borrowing Base will be reduced by the amount of all Credits reflected in an accounting required by


LOAN AGREEMENT - PAGE 26

    Section 9.2(b) and may, in the sole discretion of Secured Party, be reduced by the full amount of any Receivables for which Extensions were granted.

    9.3. RETURNED INSTRUMENTS. In the event that any check or other instrument received in payment of a Receivable shall be returned uncollected for any reason, Secured Party may, in its sole discretion, again forward the same for collection or return the same to Debtor. Upon receipt of a returned check or instrument by Debtor, Debtor shall immediately make the necessary entries on its books and records to reinstate the Receivable as outstanding and unpaid and immediately notify Secured Party of such entries. Pursuant to
Section 1.1 (cc)(iii), the Receivable with respect to which such check or instrument was received shall thereupon become an Ineligible Receivable.

    9.4. DEBIT MEMORANDA.

         (a) Unless Secured Party otherwise notifies Debtor in writing, Debtor shall deliver at least monthly to Secured Party, together with the Borrowing Base Report provided for in ITEM 18 of the Schedule, copies of all debit memoranda issued by Debtor.

         (b) All debit memoranda issued by Debtor shall be numbered consecutively and copies of the same, when delivered to Secured Party, shall be in numerical order and accounted for in the same manner as provided in Section 6.2 with respect to Invoices.

    9.5. NOTES RECEIVABLE. Debtor shall not accept any note or other instrument (except a check or other instrument for the immediate payment of money) with respect to any Receivable without the prior written consent of Secured Party. If Secured Party, at its option, consents to the acceptance of any such note or instrument, the same shall be considered as evidence of the Receivable giving rise to such note or instrument, shall be subject to the Security Interest, and shall not constitute payment of such Receivable, and Debtor shall forthwith endorse such note or instrument to the order of Secured Party and deliver the same to Secured Party. Upon collection, the proceeds of such note or instrument may be applied directly to unpaid Advances, interest, and costs and expenses as provided in Section 8.5.

10. AFFIRMATIVE COVENANTS. So long as any part of the Indebtedness remains unpaid, or this Agreement remains in effect, Debtor shall comply with the covenants contained in ITEM 22 of the Schedule or elsewhere in this Agreement, and with the covenants listed below:

    10.1.     FINANCIAL STATEMENTS. Debtor shall furnish to Secured Party:

         (a) Within ninety (90) days after the end of each fiscal year, consolidated and consolidating financial statements of Debtor and each Consolidated Subsidiary as of the end of such year, fairly presenting Debtor's and each Consolidated Subsidiary's financial position, which statements shall consist of a balance sheet and related statements of income, retained earnings, and cash flow covering the period of Debtor's immediately preceding fiscal year, and which shall be reviewed by independent certified public accountants satisfactory to Secured Party.


LOAN AGREEMENT - PAGE 27

         (b) Within thirty (30) days after the end of each month, consolidated and consolidating financial statements of Debtor and each Consolidated Subsidiary as of the end of such month, fairly presenting Debtor's and such Consolidated Subsidiary's financial position, which statements shall consist of a balance sheet and related statements of income, retained earnings, and cash flow covering the period from the end of the immediately preceding fiscal year to the end of such month, all in such detail as Secured Party may request and signed and certified to be correct by the president or chief financial officer of Debtor or other financial officer satisfactory to Secured Party in the form of EXHIBIT A attached hereto and made a part hereof.

         (c) Within thirty (30) days after the end of each month, a compliance certificate executed by the president or chief financial officer of Debtor or other financial officer satisfactory to Secured Party in the form of EXHIBIT A attached hereto and made a part hereof.

         (d) Promptly after their preparation, copies of any and all proxy statements, financial statements, and reports which Debtor sends to its shareholders, and copies of any and all periodic and special reports and registration statements which Debtor files with the Securities and Exchange Commission.

         (e) Before the end of the first quarter of each fiscal year, a business plan for that fiscal year.

         (f) Such additional information as Secured Party may from time to time reasonably request regarding the financial and business affairs of Debtor or any Consolidated Subsidiary.

    10.2. GOVERNMENT AND OTHER SPECIAL RECEIVABLES. Debtor shall promptly notify Secured Party in writing of the existence of any Receivable as to which the perfection, enforceability, or validity of Secured Party's Security Interest in such Receivable, or Secured Party's right or ability to obtain direct payment to Secured Party of the Proceeds of such Receivable, is governed by any federal or state statutory requirements other than those of the Uniform Commercial Code, including, without limitation, any Receivable subject to the Federal Assignment of Claims Act of 1940, as amended.

    10.3. TERMS OF SALE. The terms on which sales or leases giving rise to Receivables are made shall be as specified in ITEMS 3 and 23 of the Schedule.

    10.4. BOOKS AND RECORDS. Debtor shall maintain, at its own cost and expense, accurate and complete books and records with respect to the Collateral, in form satisfactory to Secured Party, and including, without limitation, records of all payments received and all Credits and Extensions granted with respect to the Receivables, of the return, rejection, repossession, stoppage in transit, loss, damage, or destruction of any Inventory, and of all other dealings affecting the Collateral. Debtor shall deliver such books and records to Secured Party or its representative on


LOAN AGREEMENT - PAGE 28
request. At Secured Party's request, Debtor shall mark all or any records to indicate the Security Interest Debtor shall further indicate the Security Interest on all financial statements issued by it or shall cause the Security Interest to be so indicated by its accountants. The Marine Payment Account, if any, is not an asset of Debtor and shall not be shown as an asset of Debtor in such books and records or in such financial statements.

    10.5. INVENTORY IN POSSESSION OF THIRD PARTIES. If any Inventory remains in the hands or control of any of Debtor's agents, finishers, contractors, or processors, or any other third party, Debtor, if requested by Secured Party, shall notify such party of Secured Party's Security Interest in the Inventory and shall instruct such party to hold such Inventory for the account of Secured Party and subject to the instructions of Secured Party.

    10.6. EXAMINATIONS. Debtor shall at all reasonable times and from time to time permit Secured Party or its agents to inspect the Collateral and to examine and make extracts from, or copies of, any of Debtor's books, ledgers, reports, correspondence, and other records.

    10.7. VERIFICATION OF COLLATERAL. Secured Party shall have the right to verify all or any Collateral in any manner and through any medium, Secured Party may consider appropriate and Debtor agrees to furnish all assistance and information and perform any acts which Secured Party may require in connection therewith.

    10.8. RESPONSIBLE PARTIES. Debtor shall notify Secured Party of the occurrence of any event specified in Section 1.1 (dd)(v) with respect to any Responsible Party promptly after receiving notice thereof.

    10.9. TAXES. Debtor shall promptly pay and discharge all of its taxes, assessments, and other governmental charges prior to the date on which penalties are attached thereto, establish adequate reserves for the payment of such taxes, assessments, and other governmental charges, make all required withholding and other tax deposits, and, upon request, provide Secured Party with receipts or other proof that such taxes, assessments, and other governmental charges have been paid in a timely fashion; provided, however, that nothing contained herein shall require the payment of any tax, assessment, or other governmental charge so long as its validity is being contested in good faith, and by appropriate proceedings diligently conducted, and adequate reserves for the payment thereof have been established.

    10.10.    LITIGATION.

         (a) Debtor shall promptly notify Secured Party in writing of any litigation, proceeding, or counterclaim against, or of any investigation of, Debtor or any Consolidated Subsidiary if: (i) the outcome of such litigation, proceeding, counterclaim, or investigation may materially and adversely affect the finances or operations of Debtor or any Consolidated Subsidiary or title to, or the value of, any Collateral; or (ii) such litigation, proceeding, counterclaim, or investigation questions the validity of any Transaction Document or any action taken, or to be taken, pursuant to any Transaction Document.


LOAN AGREEMENT - PAGE 29

         (b) Debtor shall furnish to Secured Party such information regarding any such litigation, proceeding, counterclaim, or investigation as Secured Party shall request.

    10.11. INSURANCE.

         (a) Debtor shall at all times carry and maintain in full force and effect such insurance as Secured Party may from time to time require, in coverage, form, and amount, and issued by insurers, satisfactory to Secured Party, including, without limitation: workers' compensation or similar insurance; public liability insurance; business interruption insurance; and insurance against such other risks as are usually insured against by business entities of established reputation engaged in the same or similar businesses as Debtor and similarly situated.

         (b) Debtor shall deliver to Secured Party the policies of insurance required by Secured Party, with appropriate endorsements designating Secured Party as an additional insured and loss payee as requested by Secured Party. Each policy of insurance shall provide that if such policy is canceled for any reason whatsoever, if any substantial change is made in the coverage which affects Secured Party, or if such policy is allowed to lapse for nonpayment of premium, such cancellation, change, or lapse shall not be effective as to Secured Party until thirty (30) days after receipt by Secured Party of written notice thereof from the insurer issuing such policy.

         (c) Debtor hereby appoints Secured Party as its attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor, Secured Party, or otherwise, from time to time in Secured Party's discretion, to take any actions and to execute any instruments which Secured Party may deem necessary or desirable to obtain, adjust, make claims under, and otherwise deal with insurance required pursuant hereto and to receive, endorse, and collect any drafts or other instruments delivered in connection therewith.

10.12.   GOOD STANDING; BUSINESS.

         (a) Debtor shall take all necessary steps to preserve its corporate existence and its right to conduct business in all states in which the nature of its business or ownership of its property requires such qualification.

         (b) Debtor shall engage only in the business conducted by it on the date of this Agreement.


    10.13. TANGIBLE NET WORTH; DEBT TO TANGIBLE NET WORTH RATIO; NET PROFIT AFTER TAXES; DEBT SERVICE COVERAGE RATIO; ETC. Debtor shall maintain a minimum tangible net worth, a debt to tangible net worth ratio, minimum net profit after taxes, a debt service coverage ratio and other financial covenants as specified in ITEM 24 of the Schedule.


LOAN AGREEMENT - PAGE 30

    10.14. PENSION REPORTS. Upon the occurrence of any Pension Event, Debtor shall furnish to Secured Party, as soon as possible and, in any event, within thirty (30) days after Debtor knows, or has reason to know, of such occurrence, the statement of the president or chief financial officer of Debtor setting forth the details of such Pension Event and the action which Debtor proposes to take with respect thereto.

    10.15. NOTICE OF NON-COMPLIANCE. Debtor shall notify Secured Party in writing of any failure by Debtor or any Third Party to comply with any provision of any Transaction Document immediately upon learning of such noncompliance, or if any representation or warranty contained in any Transaction Document is no longer true.

    10.16. COMPLIANCE WITH ENVIRONMENTAL LAWS.

         (a)  Debtor shall comply with all Environmental Laws.

         (b) Debtor shall not suffer, cause, or permit the Disposal of Hazardous Substances at any property owned, leased, or operated by it or any Consolidated Subsidiary.

         (c) Debtor shall promptly notify Secured Party in the event of the Disposal of any Hazardous Substance at any property owned, leased, or operated by Debtor or any Consolidated Subsidiary, or in the event of any Release, or threatened Release, of a Hazardous Substance, from any such property.

         (d) Debtor shall, at Secured Party's request, provide, at Debtor's expense, updated Environmental Questionnaires and/or Environmental Reports concerning any property owned, leased, or operated by Debtor or any Consolidated Subsidiary.

         (e) Debtor shall deliver promptly to Secured Party (i) copies of any documents received from the United States Environmental Protection Agency or any state, county, or municipal environmental or health agency concerning Debtor's or any Consolidated Subsidiary's operations; and (ii) copies of any documents submitted by Debtor or any Consolidated Subsidiary to the United States Environmental Protection Agency or any state, county, or municipal environmental or health agency concerning its operations.

    10.17. DEFEND COLLATERAL. Debtor shall defend the Collateral against the claims and demands of all other parties (other than Secured Party), including, without limitation, defenses, set-offs, and counterclaims asserted by any Account Debtor against Debtor or Secured Party.

    10.18. USE OF PROCEEDS. Debtor shall use the proceeds of Advances under the Revolving Credit solely for (a) repayment of indebtedness to Texas Commerce Bank National Association and Associates Capital, (b) for Debtor's working capital and (c) for such other legal and proper corporate purposes as are consistent with all applicable laws, Debtor's articles or certificate of incorporation and by-laws, resolutions of Debtor's Board of Directors, and the terms of this Agreement.


LOAN AGREEMENT - PAGE 31

    10.19. COMPLIANCE WITH LAWS. Debtor shall comply with all applicable laws, rules, regulations, and other legal requirements with respect to its business and the use, maintenance, and operations of the real and personal property owned or leased by it in the conduct of its business.

    10.20. MAINTENANCE OF PROPERTY. Debtor shall maintain its property, including, without limitation, the Collateral, in good condition and repair and shall prevent the Collateral, or any part thereof, from being or becoming an accession to other goods not constituting Collateral.

    10.21. LICENSES, PERMITS, ETC. Debtor shall maintain all of its franchises, grants, authorizations, licenses, permits, easements, consents, certificates, and orders, if any, in full force and effect until their respective expiration dates.

    10.22. TRADEMARKS AND PATENTS. Debtor shall maintain all of its trademarks, trademark rights, patents, patent rights, licenses, permits, tradenames, tradename rights, and approvals, if any, in full force and effect until their respective expiration dates.

    10.23. ERISA. Debtor shall comply with the provisions of ERISA and the Internal Revenue Code with respect to each Pension Plan.

    10.24. MAINTENANCE OF OWNERSHIP. Debtor shall at all times maintain ownership of the percentages of issued and outstanding capital stock of each Consolidated Subsidiary set forth in ITEM 34 of the Schedule and notify Secured Party in writing prior to the incorporation of any new Consolidated Subsidiary.

    10.25. ACTIVITIES OF CONSOLIDATED SUBSIDIARIES. Unless the provisions of this Section 10.25 are expressly waived by Secured Party in writing, Debtor shall cause each Consolidated Subsidiary to comply with Sections 10.1(b), 10.9, 10.11(a), 10.12, 10.16, and 10.19 through 10.23, inclusive, and any of the provisions contained in ITEM 22 of the Schedule, and shall cause each Consolidated Subsidiary to refrain from doing any of the acts proscribed by Sections 11.2, 11.3, and 11.6 through 11.15, inclusive, or proscribed by any of the provisions contained in ITEM 22 of the Schedule.

    10.26 GUARANTOR FINANCIAL STATEMENTS. Debtor shall cause to be furnished to Secured Party:

    (a) Within 90 days after the end of each fiscal year, annual financial statements of Spacelink Systems, Inc., in form satisfactory to Secured Party. Each such statement shall show Spacelink Systems, Inc.'s financial results as of the end of the preceding fiscal year.

    (b) Within 90 days after the end of each calendar year, annual financial statements of Ignatius W. Leonards, in form satisfactory to Secured Party.

11. NEGATIVE COVENANTS. So long as any part of the Indebtedness remains unpaid or this Agreement remains in effect, Debtor, without the written consent of Secured Party, shall not violate any covenant contained in ITEM 22 of the Schedule and shall not:


LOAN AGREEMENT - PAGE 32

    11.1. LOCATION OF INVENTORY, EQUIPMENT, AND BUSINESS RECORDS. Move the Inventory, Equipment, or the records concerning the Collateral from the location where they are kept as specified in ITEMS 11 and 13 of the Schedule; provided, however, Debtor may lease Rental Equipment subject to ITEM 22 of the Schedule.

    11.2. BORROWED MONEY. Create, incur, assume, or suffer to exist any liability for borrowed money, except to Secured Party and except as may be specified in ITEM 25 of the Schedule.

    11.3. SECURITY INTEREST AND OTHER ENCUMBRANCES. Create, incur, assume, or suffer to exist any mortgage, security interest, lien, or other encumbrance upon any of its properties or assets, whether now owned or hereafter acquired, except mortgages, security interests, liens, and encumbrances (a) in favor of Secured Party and (b) as may be specified in ITEM 12 of the Schedule.

    11.4. STORING THE COLLATERAL. Place the Collateral in any warehouse which may issue a negotiable Document with respect thereto.

    11.5. USE OF COLLATERAL. Use the Collateral in violation of any provision of the Transaction Documents, of any applicable statute, regulation, or ordinance, or of any policy insuring the Collateral.

    11.6. MERGERS, CONSOLIDATIONS, OR SALES. (a) Merge or consolidate with or into any corporation; (b) enter into any joint venture or partnership with any person, firm, or corporation; (c) convey, lease, or sell all or any material portion of its property or assets or business to any other person, firm, or corporation except for the sale of Inventory in the ordinary course of its business and in accordance with the terms of this Agreement; or (d) convey, lease, or sell any of its assets to any person, firm, or corporation for less than the fair market value thereof

    11.7. CAPITAL STOCK. Purchase or retire any of its capital stock or issue any capital stock, except pro rata to its present stockholders, or otherwise change the capital structure of Debtor or change the relative fights, preferences, or limitations relating to any of its capital stock.
Notwithstanding the foregoing, Debtor may issue new capital stock to be purchased solely by employees of Debtor, provided that the number of new capital shares issued does not exceed ten percent (10.0%) of the number of shares currently issued and outstanding as specified in ITEM 17 of the Schedule.

    11.8. DIVIDENDS OR DISTRIBUTIONS. Pay or declare any cash or other dividends or distributions on any of its corporate stock, except that stock dividends may be paid, and except that a Consolidated Subsidiary may pay dividends of any kind to Debtor.

    11.9. INVESTMENTS AND ADVANCES. Make any investment in, or advances to, any other person, firm, or corporation, except (a) advance payments or deposits against purchases made in the ordinary course of Debtor's regular business; (b) direct obligations of the United States of


LOAN AGREEMENT - PAGE 33

America; (c) any existing investments in, or existing advances to, the Consolidated Subsidiaries; or (d) any investments or advances that may be specified in ITEM 26 of the Schedule.

    11.10. GUARANTIES. Become a guarantor, a surety, or otherwise liable for the debts or other obligations of any other person, firm, or corporation, whether by guaranty or suretyship agreement, agreement to purchase indebtedness, agreement for furnishing funds through the purchase of goods, supplies, or services (or by way of stock purchase, capital contribution, advance, or loan) for the purpose of paying or discharging indebtedness, or otherwise, except as an endorser of instruments for the payment of money deposited to its bank account for collection in the ordinary course of business and except as may be specified in ITEM 27 of the Schedule.

    11.11. LEASES. Enter, as lessee, into any lease of real or personal property (whether such lease is classified on Debtor's financial statements as an operating lease) if the aggregate of the rentals of such lease and of Debtor's other then existing leases would exceed, in any one of Debtor's fiscal years, the amount specified in ITEM 28 of the Schedule.

    11.12. CAPITAL EXPENDITURES. Enter into any capital leases or make or incur any capital expenditures in any one fiscal year in an aggregate amount in excess of the amount, if any, specified in ITEM 29 of the Schedule.

    11.13.    COMPENSATION.

         (a) Pay, or obligate itself to pay, directly or indirectly, any salaries, bonuses, dividends, or other compensation to its officers or directors, or members of their immediate families, in the aggregate exceeding the amount, if any, specified in ITEM 30 of the Schedule.

         (b) Pay, or obligate itself to pay, directly or indirectly, any salaries, bonuses, dividends, or other compensation to the individuals, if any, specified in ITEM 31 of the Schedule in excess of the amount therein specified for such individuals.

    11.14. NAME CHANGE. Change its name without giving at least thirty (30) days prior written notice of its proposed new name to Secured Party, together with delivery to Secured Party of UCC-1 Financing Statements reflecting Debtor's new name, all in form and substance satisfactory to Secured Party.

    11.15. DISPOSITION OF COLLATERAL. Sell, assign, or otherwise transfer, dispose of, or encumber the Collateral or any interest therein, or grant a security interest therein, or license thereof, except to Secured Party and except the sale or lease of Inventory in the ordinary course of business of Debtor and in accordance with the terms of this Agreement.

    11.16. FINANCIAL COVENANTS. Fail to comply with the financial covenants set forth in ITEM 24 of the Schedule.


LOAN AGREEMENT - PAGE 34

12. EVENTS OF DEFAULT.

    12.1. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default (individually, an Event of Default and, collectively, Events of Default):

         (a) Nonpayment. Nonpayment when due of any principal, interest, premium, fee, cost, or expense due under the Transaction Documents.

         (b) Negative Covenants. Default in the observance of any of the covenants or agreements of Debtor contained in Article 11.

         (c) Article 7. Default in the observance of any of the covenants or agreements of Debtor contained in Article 7.

         (d) Other Covenants. Default in the observance of any of the covenants or agreements of Debtor contained in the Transaction Documents, other than in Article 7, Article 11 or Sections 8.1, 8.2, 8.3, or 8.4 or in any other agreement with Secured Party which is not remedied within the earlier often (10) days after (i) notice thereof by Secured Party to Debtor, or (ii) the date Debtor was required to give notice to Secured Party under Section 10.15.

         (e)  Cessation of Business or Voluntary Insolvency Proceedings.  The
    (i) cessation of operations of Debtor's business as conducted on the date of this Agreement; (ii) filing by Debtor of a petition or request for liquidation, reorganization, arrangement, adjudication as a bankrupt, relief as a debtor, or other relief under the bankruptcy, insolvency, or similar laws of the United States of America or any state or territory thereof or any foreign jurisdiction now or hereafter in effect; (iii) making by Debtor of a general assignment for the benefit of creditors; (iv) consent by the Debtor to the appointment of a receiver or trustee, including, without limitation, a "custodian," as defined in the Federal Bankruptcy Code, for Debtor or any of Debtor's assets; (v) making of any, or sending of any, notice of any intended, bulk sale by Debtor; or (vi) execution by Debtor of a consent to any other type of insolvency proceeding (under the Federal Bankruptcy Code or otherwise) or any formal or informal proceeding for the dissolution or liquidation of; or settlement of; claims against or winding up of affairs of, Debtor.

         (f) Involuntary Insolvency Proceedings. (i) The appointment of a receiver, trustee, custodian, or officer performing similar functions, including, without limitation, a "custodian," as defined in the Federal Bankruptcy Code, for Debtor or any of Debtor's assets; or the filing against Debtor of a request or petition for liquidation, reorganization, arrangement, adjudication as a bankrupt, or other relief under the bankruptcy, insolvency, or similar laws of the United States of America, any state or territory thereof; or any foreign jurisdiction now or hereafter in effect; or of any other type of insolvency proceeding (under the Federal Bankruptcy Code or otherwise) or any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of Debtor


LOAN AGREEMENT - PAGE 35
    shall be instituted against Debtor; and (ii) such appointment shall not be vacated, or such petition or proceeding shall not be dismissed, within sixty (60) days after such appointment, filing, or institution.

         (g) Other Indebtedness and Agreements. Failure by Debtor to pay, when due, (or, if permitted by the terms of any applicable documentation, within any applicable grace period) any indebtedness owing by Debtor to Secured Party or any other person or entity (other than the Indebtedness incurred, pursuant to this Agreement, and including, without limitation, indebtedness evidencing a deferred purchase price), whether such indebtedness shall become due by scheduled maturity, by required prepayment, by acceleration, by demand, or otherwise, or failure by the Debtor to perform any term, covenant, or agreement on its part to be performed under any agreement or instrument (other than a Transaction Document) evidencing or securing or relating to any indebtedness owing by Debtor when required to be performed if the effect of such failure is to permit the holder to accelerate the maturity of such indebtedness.

         (h) Judgments. Any judgment or judgments against Debtor (other than any judgment for which Debtor is fully insured) shall remain unpaid, unstayed on appeal, undischarged, unbonded, or undismissed for a period of thirty (30) days.

         (i) Pension Default. Any Reportable Event which Secured Party shall determine in good faith constitutes grounds for the termination of any Pension Plan by the Pension Benefit Guaranty Corporation, or for the appointment by an appropriate United States district court of a trustee to administer any Pension Plan, shall occur and shall continue thirty (30) days after written notice thereof to Debtor by Secured Party; or the Pension Benefit Guaranty Corporation shall institute proceedings to terminate any Pension Plan or to appoint a trustee to administer any Pension Plan; or a trustee shall be appointed by an appropriate United States district court to administer any Pension Plan; or any Pension Plan shall be terminated; or Debtor or any Consolidated Subsidiary shall withdraw from a Pension Plan in a complete withdrawal or a partial withdrawal; or there shall arise vested unfunded liabilities under any Pension Plan that, in the good faith opinion of Secured Party, have or will or might have a material adverse effect on the finances or operations of Debtor; or Debtor or any Consolidated Subsidiary shall fail to pay to any Pension Plan any contribution which it is obligated to pay under the terms of such plan or any agreement or which is required to meet statutory minimum funding standards.

         (j) Collateral; Impairment. There shall occur with respect to the Collateral any (i) misappropriation, conversion, diversion, or fraud; (ii) levy, secure, or attachment; or (iii) loss, theft, or damage.

         (k) Insecurity; Change. Secured Party shall believe in good faith that the prospect of payment of all, or any part, of the Indebtedness or performance of Debtor's obligations under the Transaction Documents or any other agreement between Secured Party and Debtor is impaired; or there shall occur any materially adverse change in the business or financial condition of Debtor.


LOAN AGREEMENT - PAGE 36

         (l) Third Party Default. There shall occur with respect to any Third Party or any Consolidated Subsidiary, including, without limitation, any guarantor or Consolidated Subsidiary (i) any event described in Section 12.1(d), 12.1(e), 12.1(f), or 12.1(g); (ii) any pension default event such as described in Section 12. 1(i) with respect to any pension plan maintained by such Third Party or such Consolidated Subsidiary; or (iii) any failure by Third Party or such Consolidated Subsidiary to perform in accordance with the terms of any agreement between such Third Party and Secured Party.

         (m) Representations. Any certificate, statement, representation, warranty, or financial statement furnished by, or on behalf of; Debtor or any Third Party, pursuant to, or in connection with, this Agreement (including, without limitation, representations and warranties contained herein) or as an inducement to Secured Party to enter into this Agreement or any other lending agreement with Debtor shall prove to have been false in any material respect at the time as of which the facts therein set forth were certified or to have omitted any substantial contingent or unliquidated liability or claim against Debtor or any such Third Party, or if on the date of the execution of this Agreement there shall have been any materially adverse change in any of the facts disclosed by any such statement or certificate which shall not have been disclosed in writing to Secured Party at, or prior to, the time of such execution.

         (n) Challenge to Validity. Debtor or any Third Party commences any action or proceeding to contest the validity or enforceability of any Transaction Document or any lien or security interest granted or obligations evidenced by any Transaction Document.

         (o) Death or Incapacity; Termination. Any Third Party dies or becomes incapacitated, or terminates or attempts to terminate, in accordance with its terms or otherwise, any guaranty or other Transaction Document executed by such Third Party. Notwithstanding the foregoing, the death of Ignatius W. Leonards shall not be an Event of Default until the expiration of a period of 150 days immediately following his death, so long as, during such period Debtor is diligently conducting an executive search for a new President with credentials comparable to those of Ignatius W. Leonards.

         (p) Change of Ownership. If all, or a controlling interest of; the capital stock of Debtor shall be sold, assigned, or otherwise transferred or if a security interest or other encumbrance shall be granted or otherwise acquired therein or with respect thereto.

12.2.    EFFECTS OF AN EVENT OF DEFAULT.

    (a) Upon the happening of one or more Events of Default (except an Event of Default under either Section 12.1(e) or 12.1(f), Secured Party may declare any obligations it may have hereunder to be canceled, and the principal of the Indebtedness then outstanding to be immediately due and payable, together with all interest thereon and costs and expenses accruing under the Transaction Documents. Upon such declaration, any obligations Secured Party may have hereunder shall be immediately canceled, and the


LOAN AGREEMENT - PAGE 37

    Indebtedness then outstanding shall become immediately due and payable without presentation, demand, or further notice of any kind to Debtor.

        (b) Upon the happening of one or more Events of Default under Section 12.1(e) or 12.1(f), Secured Party's obligations hereunder shall be canceled immediately, automatically, and without notice, and the Indebtedness then outstanding shall become immediately due and payable without presentation, demand, or notice of any kind to the Debtor.

13. SECURED PARTY'S RIGHTS AND REMEDIES.

    13.1. GENERALLY. Secured Party's rights and remedies with respect to the Collateral, in addition to those rights granted herein and in any other agreement between Debtor and Secured Party now or hereafter in effect, shall be those of a secured party under the Uniform Commercial Code as in effect in the State and under any other applicable law.

    13.2. NOTIFICATION OF ACCOUNT DEBTORS. Upon the occurrence of an Event of Default or an event which with notice or lapse of time, or both, would constitute an Event of Default, Secured Party may, at any time and from time to time, notify any or all Account Debtors of the Security Interest and may direct such Account Debtors to make all payments on Receivables directly to Secured Party.

    13.3. POSSESSION OF COLLATERAL. Whenever Secured Party may take possession of the Collateral, pursuant to Section 13.1, Secured Party may take possession of the Collateral on Debtor's premises or may remove the Collateral, or any part thereof; to such other places as the Secured Party may, in its sole discretion, determine. If requested by Secured Party, Debtor shall assemble the Collateral and deliver it to Secured Party at such place as may be designated by Secured Party.

    13.4. COLLECTION OF RECEIVABLES. Upon the occurrence of an Event of Default or an event which with notice or lapse of time, or both, would constitute an Event of Default, Secured Party may demand, collect, and sue for all monies and Proceeds due, or to become due, on the Receivables (in either Debtor's or Secured Party's name at the latter's option) with the right to enforce, compromise, settle, or discharge any or all Receivables. If Secured Party takes any action contemplated by this Section with respect to any Receivable, Debtor shall not exercise any right that Debtor would otherwise have had to take such action with respect to such Receivable.

    13.5. ENDORSEMENT OF CHECKS; DEBTOR'S MAIL. Debtor hereby irrevocably appoints Secured Party the Debtor's agent with full power, in the same manner, to the same extent, and with the same effect as if Debtor were to do the same: upon the occurrence of an Event of Default or an event of which with notice or lapse of time, or both, would constitute an Event of Default, to endorse Debtor's name on any Instruments or Documents pertaining to any Collateral, to receive and collect all mail addressed to Debtor, to direct the place of delivery of such mail to any location designated by Secured Party, to open such mail, to remove all contents therefrom, and to retain all contents thereof constituting or relating to the Collateral. This agency is unconditional


LOAN AGREEMENT - PAGE 38
and shall not terminate until all of the Indebtedness is paid in full and this Agreement has been terminated. Secured Party agrees to give Debtor notice in the event it exercises this agency, except with respect to the endorsement of Debtor's name on any instruments or documents pertaining to any Collateral.

    13.6. LICENSE TO USE PATENTS, TRADEMARKS, AND TRADENAMES. Debtor grants to Secured Party a royalty-free license to use any and all patents, trademarks, and tradenames now or hereafter owned by, or licensed to, Debtor for the purposes of manufacturing and disposing of Inventory after the occurrence of an Event of Default. All Inventory shall at least meet quality standards maintained by Debtor prior to such Event of Default.

14. MISCELLANEOUS.

    14.1. PERFECTING THE SECURITY INTEREST; PROTECTING THE COLLATERAL. Debtor will execute and deliver to Secured Party such financing statements, assignments, and other documents and will do such other things in connection with the Transaction Documents as Secured Party may request. Debtor hereby authorizes Secured Party to file such financing statements relating to the Collateral without Debtor's signature thereon as Secured Party may deem appropriate, and appoints Secured Party as Debtor's attorney-in-fact (without requiring Secured Party) to execute any such financing statement or statements in Debtor's name and to perform all other acts which Secured Party deems appropriate to perfect and continue the Security Interest and to protect, preserve, and realize upon the Collateral.

    14.2. PERFORMANCE OF DEBTOR'S DUTIES. Upon Debtor's failure to perform any of its duties under the Transaction Documents, including, without limitation, the duty to obtain insurance as specified in Section 10.11, Secured Party may, but shall not be obligated to, perform any or all such duties.

    14.3. NOTICE OF SALE. Without in any way requiring notice to be given in the following manner, Debtor agrees that any notice by Secured Party of sale, disposition, or other intended action hereunder, or in connection herewith, whether required by the Uniform Commercial Code as in effect in the State or otherwise, shall constitute reasonable notice to Debtor if such notice is mailed by regular or certified mail, postage prepaid, at least five (5) days prior to such action, to Debtor's address or addresses specified above or to any other address which Debtor has specified in writing to Secured Party as the address to which notices hereunder shall be given to Debtor.

    14.4. WAIVER BY SECURED PARTY. No course of dealing between Debtor and Secured Party and no delay or omission by Secured Party in exercising any right or remedy under the Transaction Documents or with respect to any Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. All rights and remedies of Secured Party are cumulative.


LOAN AGREEMENT - PAGE 39

    14.5. WAIVER BY DEBTOR. Secured Party shall have no obligation to take, and Debtor shall have the sole responsibility for taking, any and all steps to preserve rights against any and all Account Debtors and against any and all prior parties to any note, Chattel Paper, draft trade acceptance, or other instrument for the payment of money covered by the Security Interest whether or not in Secured Party's possession. Secured Party shall not be responsible to Debtor for loss or damage resulting from Secured Party's failure to enforce any Receivables or to collect any moneys due, or to become due, thereunder or other Proceeds constituting Collateral hereunder. Debtor waives protest of any note, check, draft, trade acceptance, or other instrument for the payment of money constituting Collateral at any time held by Secured Party on which Debtor is in any way liable and waives notice of any other action taken by Secured Party, including, without limitation, notice of Secured Party's intent to accelerate the Indebtedness or any part thereof.

    14.6. SETOFF. Without limiting any other right of Secured Party, whenever Secured Party has the right to declare any Indebtedness to be immediately due and payable (whether or not it has so declared), Secured Party, at its sole election, may setoff against the Indebtedness any and all monies then or thereafter owed to Debtor by Secured Party in any capacity, whether or not the Indebtedness or the obligation to pay such monies owed by Secured Party is then due, and Secured Party shall be deemed to have exercised such right of setoff immediately at the time of such election even though any charge therefor is made or entered on Secured Party's records subsequent thereto.

    14.7. ASSIGNMENT. The rights and benefits of Secured Party hereunder shall, if Secured Party so agrees, inure to any party acquiring any interest in the Indebtedness or any part thereof.

    14.8. SUCCESSORS AND ASSIGNS. Secured Party and Debtor, as used herein, shall include the successors or assigns of those parties, except that Debtor shall not have the right to assign its rights hereunder or any interest herein.

    14.9. MODIFICATION. No modification, rescission, waiver, release, or amendment of any provision of this Agreement shall be made, except as may be provided in Item 36 of the Schedule or by a written agreement signed by Debtor and a duly authorized officer of Secured Party.

    14.10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and by Secured Party and Debtor on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one in the same Agreement

    14.11. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. Any financial calculation to be made, all financial statements and other financial information to be provided, and all books and records to be kept in connection with the provisions of this Agreement, shall be in accordance with generally accepted accounting principles consistently applied during each interval and from interval to interval; provided, however, that in the event changes in generally accepted accounting principles shall be mandated by the Financial Accounting Standards Board or any


LOAN AGREEMENT - PAGE 40
similar accounting body of comparable standing, or should be recommended by Debtor's certified public accountants, to the extent such changes would affect any financial calculations to be made in connection herewith, such changes shall be implemented in making such calculations only from and after such date as Debtor and Secured Party shall have amended this Agreement to the extent necessary to reflect such changes in the financial and other covenants to which such calculations relate.

    14.12. INDEMNIFICATION.

         (a) If after receipt of any payment of all, or any part of; the Indebtedness, Secured Party is, for any reason, compelled to surrender such payment to any person or entity because such payment is determined to be void or voidable as a preference, an impermissible set-off, or a diversion of trust funds, or for any other reason, the Transaction Documents shall continue in full force and Debtor shall be liable, and shall indemnify and hold Secured Party harmless for, the amount of such payment surrendered. The provisions of this Section shall be and remain effective notwithstanding any contrary action which may have been taken by Secured Party in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Secured Party's rights under the Transaction Documents and shall be deemed to have been conditioned upon such payment having become final and irrevocable. The provisions of this Section 14.12(a) shall survive the termination of this Agreement and the Transaction Documents.

         (b) Debtor agrees to indemnify, defend, and hold harmless Secured Party from, and against, any and all liabilities, claims, damages, penalties, expenditures, losses, or charges, including, but not limited to, all costs of investigation, monitoring, legal representations, remedial response, removal, restoration, or permit acquisition, which may now, or in the future, be undertaken, suffered, paid, awarded, assessed, or otherwise incurred by Secured Party or any other person or entity as a result of the presence of, Release of, or threatened Release of Hazardous Substances on, in, under, or near the property owned, leased, or operated by Debtor or any Consolidated Subsidiary. The liability of Debtor under the covenants of this Section 14.12(b) is not limited by any exculpatory provisions in this Agreement or any other documents securing the Indebtedness and shall survive repayment of the Indebtedness or any transfer or termination of this Agreement regardless of the means of such transfer or termination. Debtor agrees that Secured Party shall not be liable in any way for the completeness or accuracy of any Environmental Report or the information contained therein. Debtor further agrees that Secured Party has no duty to warn Debtor or any other person or entity about any actual or potential environmental contamination or other problem that may have become apparent, or will become apparent, to Secured Party.

         (c) Debtor agrees to pay, indemnify, and hold Secured Party harmless from, and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever (including, without limitation, counsel and special counsel fees and disbursements in connection with any litigation, investigation, hearing, or other proceeding) with respect, or in any way


LOAN AGREEMENT - PAGE 41
    related, to the existence, execution, delivery, enforcement, performance, and administration of this Agreement and any other Transaction Document (all of the foregoing, collectively, the "Indemnified Liabilities"). The agreements in this Section 14.12(c) shall survive repayment of the Indebtedness.

14.13. TERMINATION; PREPAYMENT PREMIUM.

         (a) Termination. This Agreement is, and is intended to be, a continuing Agreement and shall remain in full force and effect for an initial term equal to the term set forth in ITEM 33 of the Schedule and for any renewal term also specified in ITEM 33 of the Schedule; provided, however, that either party may terminate this Agreement as of the end of the initial term or any subsequent renewal term by giving the other party notice to terminate in writing at least sixty (60) days prior to the end of any such period whereupon at the end of such period all Indebtedness shall be due and payable in full without presentation, demand, or further notice of any kind, whether or not all or any part of such Indebtedness is otherwise due and payable pursuant to the agreement or instrument evidencing same. Secured Party may terminate this Agreement immediately and without notice upon the occurrence of an Event of Default. Notwithstanding the foregoing or anything in this Agreement or elsewhere to the contrary, the Security Interest, Secured Party's rights and remedies under the Transaction Documents and Debtor's obligations and liabilities under the Transaction Documents, shall survive any termination of this Agreement and shall remain in full force and effect until all of the Indebtedness outstanding, or contracted or committed for (whether or not outstanding), before the receipt of such notice by Secured Party, and any extensions or renewals thereof (whether made before or after receipt of such notice), together with interest accruing thereon after such notice, shall be finally and irrevocably paid in full. No Collateral shall be released or financing statement terminated until: (i) such final and irrevocable payment in full of the Indebtedness as described in the preceding sentence; and (ii) Debtor and Secured Party execute a mutual general release, in form and substance satisfactory to the Secured Party and Debtor and their counsel.

         (b) Revolving Credit Prepayment Premium. If Debtor pays in full all, or substantially all, of the principal balance of Advances under the Revolving Credit prior to the end of the initial term or any renewal term of this Agreement as set forth in ITEM 33 of the Schedule, other than temporarily from funds internally generated in the ordinary course of business, at the time of any such payment, Debtor shall also pay to Secured Party the prepayment premium set forth in ITEM 35 of the Schedule. Any tender of payment in full of such principal balance following an acceleration by Secured Party of the Indebtedness, pursuant to Section 12.2 shall be, for purposes of this Section 14.13(b), deemed to be considered a prepayment requiring Debtor to pay the prepayment premium set forth in ITEM 35 of the Schedule.

    14.14. FURTHER ASSURANCES. From time to time, Debtor shall take such action and execute and deliver to Secured Party such additional documents, instruments, certificates, and


LOAN AGREEMENT - PAGE 42
agreements as Secured Party may reasonably request to effectuate the purposes of the Transaction Documents.

    14.15. HEADINGS. Article and Section headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

    14.16. CUMULATIVE SECURITY INTEREST, ETC. The execution and delivery of this Agreement shall in no manner impair or affect any other security (by endorsement or otherwise) for payment or performance of the Indebtedness, and no security taken hereafter as security for payment or performance of the Indebtedness shall impair in any manner or affect this Agreement, or the security interest granted hereby, all such present and future additional security to be considered as cumulative security.

    14.17. SECURED PARTY'S DUTIES. Without limiting any other provision of this Agreement: (a) the powers conferred on Secured Party hereunder are solely to protect its interests and shall not impose any duty to exercise any such powers; and (b) except as may be required by applicable law, Secured Party shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral.

    14.18. NOTICES GENERALLY. All notices and other communications hereunder shall be made by telegram, telex, electronic transmitter, overnight air courier, or certified or registered mail, return receipt requested, and shall be deemed to be received by the party to whom sent one Business Day after sending, if sent by telegram, telex, electronic transmitter, or overnight air courier, and three Business Days after mailing, if sent by certified or registered mail. All such notices and other communications to a party hereto shall be addressed to such party at the address set forth on the cover page hereof or to such other address as such party may designate for itself in a notice to the other party given in accordance with this Section 14.18.

    14.19. SEVERABILITY. The provisions of this Agreement are independent of, and separable from, each other, and no such provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other such provision may be invalid or unenforceable in whole or in part. If any provision of this Agreement is prohibited or unenforceable in any jurisdiction, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable nor render prohibited or unenforceable such provision in any other jurisdiction.

    14.20. INCONSISTENT PROVISIONS. The terms of this Agreement and the other Transaction Documents shall be cumulative except to the extent that they are specifically inconsistent with each other, in which case the terms of this Agreement shall prevail.

    14.21. ENTIRE AGREEMENT. This Agreement and the other Transaction Documents constitute the entire agreement and understanding between the parties hereto with respect to the transactions contemplated hereby and supersede all prior negotiations, understandings, and agreements between such parties with respect to such transactions, including, without limitation,


LOAN AGREEMENT - PAGE 43
those expressed in any commitment letter delivered by Secured Party to Debtor. Further pursuant to Section 26.01 of the Texas Business and Commerce Code the following notice is given:

    THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NOT UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

    14.22. APPLICABLE LAW. THIS AGREEMENT, AND THE TRANSACTIONS EVIDENCED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED UNDER, THE INTERNAL LAWS OF THE STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT, INCLUDING, WITHOUT LIMITATION, THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATE.

    14.23. CONSENT TO JURISDICTION. DEBTOR AND SECURED PARTY AGREE THAT ANY ACTION OR PROCEEDING TO ENFORCE, OR ARISING OUT OF, THE TRANSACTION DOCUMENTS MAY BE COMMENCED IN ANY COURT OF THE STATE IN ANY COUNTY, OR IN THE DISTRICT COURT OF THE UNITED STATES IN ANY DISTRICT IN WHICH SECURED PARTY HAS AN OFFICE, AND DEBTOR WAIVES PERSONAL SERVICE OF PROCESS AND AGREES THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED BY REGISTERED OR CERTIFIED MAIL TO DEBTOR, OR AS OTHERWISE PROVIDED BY THE LAWS OF THE STATE OR THE UNITED STATES.

    14.24. JURY TRIAL WAIVER. DEBTOR AND SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY DEBTOR OR SECURED PARTY MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS RELATED THERETO. DEBTOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF SECURED PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SECURED PARTY WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER DEBTOR ACKNOWLEDGES THAT SECURED PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION 14.24.

    14.25. WAIVER OF CONSUMER RIGHTS. DEBTOR HEREBY WAIVES ITS RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES - CONSUMER PROTECTION ACT, SECTION 17.41 ET SEQ., BUSINESS AND COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF DEBTOR'S OWN SELECTION, DEBTOR VOLUNTARILY CONSENTS TO THIS WAIVER. DEBTOR EXPRESSLY WARRANTS


LOAN AGREEMENT - PAGE 44

AND REPRESENTS THAT DEBTOR (a) IS NOT IN A SIGNIFICANTLY DISPARATE
BARGAINING POSITION RELATIVE TO LENDER, AND (b) HAS BEEN REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

    DEBTOR HAS READ AND UNDERSTANDS SECTION 14.25:   IWL     (Initials)


    The undersigned have executed this Agreement on December 20, 1995.

                        IWL COMMUNICATIONS, INCORPORATED


                        By: /s/ Ignatius W. Leonards
                           -----------------------------------------------
                        Ignatius W. Leonards, President

Accepted by:            MARINE MIDLAND BUSINESS
                        LOANS, INC.


                        By: /s/ Neal T. Legan
                           -----------------------------------------------
                        Neal T. Legan, Assistant Vice President


                        At   Dallas, Texas



LOAN AGREEMENT - PAGE 45

                                       SCHEDULE

    This Schedule is a part of a Loan and Security Agreement, dated December 20, 1995, between IWL COMMUNICATIONS, INCORPORATED and MARINE MIDLAND BUSINESS LOANS, INC.

1.  Borrowing Capacity (Section 1.1(c))

    Borrowing Capacity under the Revolving Credit at any time shall be the net amount determined by taking the lesser of the following amounts:

         (A)  the Maximum Credit,

              or

         (B)  the amount equal to the sum of:

              (i) up to eighty percent (80%) of the Receivables Borrowing Base; and

              (ii) the lesser of Five Hundred Thousand Dollars ($500,000.00) or the amount of the Inventory Borrowing Base;

    and subtracting from the lesser of (A) or (B) above, the sum of (a) banker's acceptances, plus (b) letters of guaranty, plus (c) Letters of Credit

1A. Term Loan Borrowing Capacity (Section 1.1(ccc))

    Term Loan Borrowing Capacity under the Term Loan at any time shall be the net amount determined by taking the lesser of the following amounts:

         (A)  Nine Hundred Fifty Thousand Dollars ($950,000.00),

              or

         (B)  the amount equal to the sum of:

              (i) up to seventy percent (70%) of the orderly liquidation value of Debtor's Eligible Equipment, as such orderly liquidation value is determined by an appraiser acceptable to Secured Party at its option; and

              (ii) up to sixty percent (60%) of the orderly liquidation value of Debtor's Eligible Rental Inventory, as such orderly liquidation value is determined by an appraiser acceptable to Secured Party at its option.

SCHEDULE - PAGE 1

1B. CAPEX Loan Borrowing Capacity (Section 11(f))

    CAPEX Loan Borrowing Capacity under the CAPEX Loan at any time shall be the net amount determined by taking the lesser of the following amounts:


         (A)  Five Hundred Thousand Dollars ($500,000.00),


              or


         (B) up to sixty percent (60%) of the invoice cost of new Eligible Equipment or Eligible Rental Inventory purchased by the Company with proceeds of any Advance under the CAPEX Loan.


2.  Inventory Borrowing Base Percentages (Section 1.1(gg))

    The following percentage of dollar value (calculated at the lower of actual cost or market value, as such market value is determined by an appraiser acceptable to Secured Party in its sole discretion) is applicable to the Eligible Inventory:


    a.   finished goods, to the extent of up to forty percent (40%); and


    b.   raw materials, to the extent of up to forty percent (40%).


3.  Cash Discount (Sections 1.1(j), 10.3)

         Maximum Cash Discount of 2.0%, 30 days.

4.  Receivables-Age (Section 1.1 (dd)(i))

         Ninety (90) days after the Invoice date.

5.  Receivables Disqualification Percentage (Section 1.1(dd)(vi))

         Fifty percent (50%) or more.

6.  Permissible Foreign Account Debtors (Section 1.1(dd)(vii))

         None.

7.  Inventory Accounting (Section 1.1(gg))

         First-in, First-out

SCHEDULE - PAGE 2

8.  Marine Payment Account (Section 1.1(jj))

         There is a Marine Payment Account.

         Name and address of depository bank:

         Marine Midland Bank
         One Marine Midland Center
         Buffalo, New York 14203

    Account number: _______________________

9.  Standby Letters of Credit (Section 2.4)

    Five Hundred Thousand Dollars ($500,000.00).

10. State of Incorporation (Sections 4.2(b), 5.1)

                     Debtor                 State
         --------------------------------   -----
         IWL Communications, Incorporated   Texas

         Consolidated Subsidiaries
         -------------------------
         Spacelink Systems, Inc.            Texas

11. Location(s) of Inventory and Equipment (Sections 5.4(c), 5.7,5.8(a) & 11.1)

    Inventory Locations:

         (a)  4311 FM 2351
              Friendswood, TX 77546

         (b)  4317B FM 2351
              Friendswood, TX 77546

         (c)  3354 FM 528
              Friendswood, TX 77546

         (d)  1000 Riverbend Blvd., Suite R
              St. Charles, LA 70087

    Equipment Locations (including names and addresses of owners of real property and mortgagees):

SCHEDULE - PAGE 3

         (a)  4311 FM 2351
              Friendswood, TX 77546

              Owner:     IWL Communications, Inc.
                         4311 FM 2351
                         Friendswood, TX 77546


              Mortgagee: Independence Mortgage


         (b)  4317B FM 2351
              Friendswood, TX 77546

              Owner:     Larry Eubanks
                         P.O. Box 1246
                         Friendswood, TX 77549


         (c)  3354 FM 528
              Friendswood, TX 77546

              Owner:     CNA
                         P.O. Box 371-976
                         Pittsburgh, PA 15250

         (d)  1000 Riverbend Blvd., Suite R
              St Charles, LA 70087

              Owner:     Prudential Insurance
                         1250 Poydras, Suite 200
                         New Orleans, LA 70113

12. Permitted Encumbrances (Sections 5.5(a), 5.5(c) & 11.3)

         (a) Lease agreements for a period of no more than ninety (90) days between Debtor and Account Debtors pursuant to which Debtor agrees to lease Rental Inventory.

         (b) Liens on Equipment of Debtor created solely for the purpose of securing the deferred purchase price of Equipment provided that such liens cover only the property being acquired or proceeds thereof and that the principal amount of the indebtedness secured by any such lien shall not at any time exceed the original purchase price of such Equipment

         (c)  Liens set forth on Exhibit B attached to the Agreement.

SCHEDULE - PAGE 4

13. Business Records Location (Sections 5.8(a), 5.8(c) & 11.1)

         (a)  4311 FM 2351
              Friendswood, Texas 77546

         (b)  4317B FM 2351
              Friendswood, Texas 77546


14. Trademarks and Patents (Section 5.17)

         Debtor: __________________________


         Consolidated Subsidiaries: N/A

15. Margin Stock (Section 5.22) None.

16. Labor Contracts (Section 5.24)

    Debtor:

    Consolidated Subsidiaries: N/A

17. Authorized Shares (Sections 5.27, 11.7)

    Total Authorized Common Shares:    100,000,000
    Par Value:                         $ 0
    Issued and Outstanding Shares:     2,222,200

18. Required Documents (Sections 6.1,            Frequency
         9.2(b), 9.4(a))                            Due
                                                 ---------

    Borrowing Base Report         Monthly, within 20 days after end of month.

    Invoice register/sales journal     Upon request.


    Cash Receipts Journal and          Upon request.
    Schedule of Payments on
    Receivables


    Credits and Extensions Reports     Upon request.

SCHEDULE - PAGE 5

18. Required Documents (Sections 6.1,       Frequency
    9.2(b), 9.4(a))                            Due
                                            ----------

    Copies of shipping documents           Upon Request.
    relating to the Receivables

    Receivables Summary Aging          Monthly, within 20 days after end of
                                       month.

    Reconciliation of collateral to    Monthly, within 20 days
    Receivables Aging                  after end of month.


    Payables aging report.             Monthly, within 20 days after end of
                                       month.

    Reconciliation report,             Monthly, within 30 days
    reconciling monthly financial      after end of month.
    statements with Receivables
    Aging, Inventory Summary
    and Payable Aging


    Inventory Summary Reports          Monthly, within 30 days after end of
                                       month.

    List of names and addresses of         Upon request.
    Account Debtors


19. Interest Rate for the Revolving Credit (Section 8.2(a))

    The lesser of (1) the Maximum Legal Rate, or (2) three-quarters percent (0.75%) plus the Prime Rate.

19A.  Interest Rate for the Term Loan (Section 8.2(b))

    The lesser of (1) the Maximum Legal Rate, or (2) three-quarters percent (.75%) plus the Prime Rate.

SCHEDULE - PAGE 6

19B.  Interest Rate for the Capex Loan (Section 8.2(c))

      The lesser of (1) the Maximum Legal Rate, or (2) three-quarters percent (0.75%) plus the Prime Rate.

19C.  Default Interest Rate (Section 8.2(d))

      The lesser of (1) the Maximum Legal Rate, or (2) three and three-quarters percent (3.75%) plus the Prime Rate.

20.   Fees and Due Dates (Section 8.3)

     Type                          Amount                      Due Date(s)
----------------------  ----------------------------   -------------------------
Unused Line Fee         0.50% (on a per annum basis)   Monthly, on the first day
                        of the difference between (i)  of each month, in
                        the Maximum Credit and (ii)    arrears.
                        the sum of (a) the average
                        daily outstanding balance
                        during each month of all
                        Advances under the Revolving
                        Credit and (b) the amount of
                        outstanding undrawn Letters
                        of Credit.

Letters of Credit Fees  The greater of (i) $250 or     At the time of issuance
                        (ii) One and one-half          of any such Letters of
                        percent (1.50%) per annum      Credit.
                        of the face amount of the
                        Letter of Credit.

21. Uncollected Funds Adjustment (Sections 1.1(d), 8.6)

         Two (2) Business Days.

22. Additional Covenants (Sections 10 & 11)

         (a) Debtor shall promptly notify Secured Party in writing if any Rental Inventory is leased to an Account Debtor of the Debtor who is located outside of the states in which Secured Party has filed UCC financing statements.

         (b) If Debtor agrees to lease any Rental Inventory for a period of more than ninety (90) days, Debtor shall notify Secured Party in writing prior to the seventy-fifth (75th) day of the relevant lease agreement.

SCHEDULE - PAGE 7

23. Terms of Sale (Section 10.3)

    Due dates of no more than 45 calendar days from date of Invoice, except in regard to transactions specified below under "Datings."

    Datings: None.

24. Minimum Tangible Net Worth; Debt to Tangible Net Worth Ratio; Net Profit After Taxes; Debt Coverage Ratio, etc. (Sections 10.13,11.16)

         (a)  DEBTOR - Consolidated Basis

         (1) MINIMUM TANGIBLE NET WORTH: Debtor shall maintain, on a consolidated basis, a Tangible Net Worth ("TNW") not less than the amounts set forth below for the time periods set forth below:


              Amount                     Time Period
              ------                     -----------

            $2,480,000               From the date of closing
                                      through June 29, 1996

            Prior Year TNW PLUS      From June 30, 1996
            $200,000                  through June 29, 1997

            Prior Year TNW PLUS      From June 30, 1997
            $200,000                  through June 29, 1998

            Prior Year TNW PLUS      From June 30, 1998
            $200,000                  through June 29, 1999

            Prior Year TNW PLUS      As determined on a yearly
            $200,000                 basis for all subsequent 1-year
                                     terms granted pursuant to an
                                     Extension Period.

    "Tangible Net Worth" means the sum of stockholders' equity, PLUS the principal balance of any debt that is subordinated to Secured Party in a manner satisfactory to Secured Party, MINUS the book value of Intangible Assets (as defined below), all determined in accordance with generally accepted accounting principles consistently applied.

    "Intangible Assets" means (1) all loans or advances to, and other receivable owing from' any officers, employees, subsidiaries and other affiliates, (2) all investments, whether in a subsidiary or otherwise, (3) goodwill, (4) any other assets deemed intangible under

SCHEDULE - PAGE 8
generally accepted accounting principles, and (5) any other assets determined to be intangible by Secured Party in its reasonable credit judgment.

    "Prior Year TNW" means, for any relevant one-year period, the TNW as calculated for the year immediately preceding the current one-year period.

    (2) MAXIMUM DEBT TO TANGIBLE NET WORTH RATIO: Debtor shall maintain, on a consolidated basis, a ratio of total liabilities (excluding the principal balance of any debt that is subordinated to Secured Party in a manner satisfactory to Secured Party) to Tangible Net Worth (as defined above) of no greater than the ratio set forth below during the time periods set forth below:

                Ratio                           Time Period
                -----                           -----------
               3.0:1.0                  At all times, tested monthly.

    (3) MINIMUM NET PROFIT AFTER TAXES: Debtor shall achieve, on a consolidated basis, Net Profit After Taxes of at least $200,000, on an annual basis, as at the end of each fiscal year.

    "Net Profit After Taxes" means, for the period of determination, net income after provisions for taxes for such period, determined in accordance with generally accepted accounting principles consistently applied.

    (4) MINIMUM DEBT SERVICE COVERAGE RATIO: Debtor shall maintain, on a consolidated basis, Debt Service Coverage Ratio of no less than the ratio set forth below for the time periods set forth below:

                Ratio                           Time Period
                -----                           -----------
               1.25:1.0                    Tested monthly, on a
                                          rolling 12-month basis.


    "Debt Service Coverage Ratio" means, for the period of determination, a ratio with Net Profit After Taxes (as defined above) PLUS depreciation and amortization expense as the numerator and the sum of the regular principal payments of any long term debt due over the prior 12 months as the denominator.

    (b)  DEBTOR - Unconsolidated Basis.

    (1) MINIMUM TANGIBLE NET WORTH: Debtor shall maintain a Tangible Net Worth ("TNW") of not less than the amounts set forth below for the time periods set forth below:

SCHEDULE - PAGE 9

                    Amount                   Time Period
                    ------                   -----------
              $2,000,000               From the date of closing
                                       through June 29, 1996

              Prior Year TNW PLUS      From June 30, 1996
              $200,000                 through June 29, 1997

              Prior Year TNW PLUS      From June 30, 1997
              $200,000                 through June 29, 1998

              Prior Year TNW PLUS      From June 30, 1998
              $200,000                 through June 29, 1999

              Prior Year TNW PLUS      As determined on a yearly
              $200,000                 basis for all subsequent 1-year
                                       terms granted pursuant to an
                                       Extension Period.

    (2) MAXIMUM DEBT TO TANGIBLE NET WORTH RATIO: Debtor shall maintain a ratio of total liabilities (excluding the principal balance of any debt that is subordinated to Secured Party in a manner satisfactory to Secured Party) to Tangible Net Worth (as defined above) of no greater than the ratio set forth below during the time periods set forth below:


               Ratio                         Time Period
               -----                         -----------
              3.0:1.0                  At all times, tested monthly.

    (3) MINIMUM NET PROFIT AFTER TAXES: Debtor shall achieve Net Profit After Taxes of at least $200,000 on an annual basis, as determined at the end of each fiscal year.


    (4) MINIMUM DEBT SERVICE COVERAGE RATIO: Debtor shall maintain a Debt Service Coverage Ratio of no less than the ratio set forth below for the time periods set forth below:


               Ratio                         Time Period
               -----                         -----------
              1.5:1.0                  Tested monthly, on a
                                       rolling 12-month basis.

SCHEDULE - PAGE 10

    (c)  Spacelink Systems, Inc.

    (1) MINIMUM TANGIBLE NET WORTH: Spacelink Systems, Inc. shall maintain a Tangible Net Worth ("TNW") of not less than the amount set forth below for the time period set forth below:

              Amount                         Time Period
              ------                         -----------
             $450,000                       At all times.

25. Permitted Borrowings (Section 11.2)

    Debtor:

         (a) Borrowings of Debtor incurred solely for the purpose of financing the deferred purchase price of Equipment, provided that such borrowings, if secured, are secured only by the property being acquired or proceeds thereof and that the principal amount of the borrowings incurred shall not at any time exceed the original purchase price of the Equipment acquired thereby.

         (b)  Borrowings set forth on Exhibit B attached to the Agreement.

    Consolidated Subsidiaries:    Only those existing borrowings, by Spacelink
                                  Systems, Inc. pursuant to term lending
                                  facilities with First Bank & Trust and
                                  secured by specific identified equipment.

26. Permitted Investments and Advances (Section 119(d))

    Debtor:

         (a) Advances and/or investments to Spacelink Systems, Inc.; provided, however, that the aggregate amount of such advances and investments shall not exceed seventy-five thousand dollars ($75,000.00) at any time.

         (b) Advances and/or investments to Kenwood Systems Group, Inc.; provided, however, such advances and investments shall not exceed fifty thousand dollars ($50,000.00) at any time.

    Consolidated Subsidiaries: N/A

27. Permitted Guaranties (Sections 5.18, 11.10)

    Debtor: The guaranty of the existing obligations of Spacelink Systems, Inc. to First Bank & Trust pursuant to a term lending facility.

SCHEDULE - PAGE 11

    Consolidated Subsidiaries: N/A


28. Maximum Annual Lease Rentals (Section 11.11)

    Debtor: N/A

    Consolidated Subsidiaries: N/A

29. Permitted Capital Expenditures (Section 11.12)

    Debtor: $ 1,500,000

    Consolidated Debtor $1,500,000

    Consolidated Subsidiaries: N/A

30. Maximum Aggregate Compensation (Section 11.13(a))

    Debtor:   N/A

    Consolidated Subsidiaries: N/A

31. Maximum Annual Compensation for Certain Individuals (Section 11.13(b))

    Debtor:   N/A

    Consolidated Subsidiaries: N/A

32. State(Section 1.1(aaa)) Texas.

33. Initial Term and Renewal Term (Section 14.13(a))

    Initial Term: From the Closing Date until December 31, 1998.

    Renewal Term:  Successive twelve (12)-month periods thereafter.


34. Percentage of Stock Ownership of Consolidated Subsidiaries (Sections 5.25, 10.24)

                                  Debtor's Percentage
    Consolidated Subsidiary       of Ownership
    -----------------------       ------------
    Spacelink Systems, Inc.       100%

35. Prepayment Premium (Section 14.13(b))

    (A)  Revolving Credit:

SCHEDULE - PAGE 12

         If termination of the Revolving Credit occurs on or before the first anniversary of the date of the Agreement, then the prepayment premium shall be equal to two percent (2.0%) of the Maximum Credit. If termination of the Revolving Credit occurs on or before the second anniversary of the date of the Agreement, but after the first anniversary of the date of the Agreement, then the prepayment premium shall be equal to one percent (1.0%) of the Maximum Credit. If termination of the Revolving Credit occurs before the third anniversary of the date of the Agreement, but after the second Anniversary, then the prepayment premium shall be equal to one-half percent (0.5%) of the amount prepaid or accelerated, as the case may be. No prepayment fee will be payable if payment occurs on or after the third anniversary of the date of the Agreement.

    (B)  Term Loan:

         No prepayment fee will be payable.

    (C)  CAPEX Loan:

         No prepayment fee will be payable.

36. Other Provisions (Section 14.9)

    [This space intentionally left blank.]

    The undersigned have executed this Schedule on December 20, 1995.

                   IWL COMMUNICATIONS,
                   INCORPORATED


                   By:          /s/ Ignatius W. Leonards
                       ------------------------------------------
                            Ignatius W. Leonards, President


                   MARINE MIDLAND BUSINESS LOANS, INC.


                   By:             /s/ Neal T. Legan
                       ------------------------------------------
                         Neal T. Legan, Assistant Vice President

                   At      ILLEGIBLE              Dallas, Texas
                       ------------------------------------------

SCHEDULE - PAGE 13

                                      TERM NOTE

$950,000.00                                                   December 20, 1995

    FOR VALUE RECEIVED, the undersigned ("BORROWER"), hereby promises to pay to the order of MARINE MIDLAND BUSINESS LOANS, INC., a Delaware corporation ("LENDER"), in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the principal sum of Nine Hundred Fifty Thousand Dollars and No/l00 ($950,000.00), together with interest on the unpaid principal balance outstanding from and after the date hereof (i) until maturity (whether by acceleration or otherwise) at a variable rate per annum equal to three-fourths percent (0.75%) above the Prime Rate and (ii) thereafter, at a variable rate per annum equal to three and three-fourths percent (3.75%) above the Prime Rate.

    This Term Note (the "NOTE") is the Term Note referred to in, and is issued pursuant to, that certain Loan and Security Agreement between Borrower and Lender dated December ____, 1995 (as amended from time to time, the "LOAN AGREEMENT"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and all other instruments evidencing or securing the indebtedness hereunder (including, without limitation, the "Transaction Documents" as defined in the Loan Agreement) are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

    Borrower acknowledges and understands that the Prime Rate merely serves as a basis upon which effective rates of interest are calculated for loans making reference to the per annum rate of interest publicly announced by Marine Midland Bank from time to time as its prime rate and that such rate may not be the lowest or best rate at which such bank calculates interest or extends credit. After the date hereof, the rate of interest in effect hereunder shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Prime Rate, with such adjustments to be effective as of the opening of business on the date that any such change in the Prime Rate becomes effective. The Prime Rate in effect on the date hereof shall be the Prime Rate effective as of the opening of business on the date hereof, but if this Note is executed on a day that is not a Business Day, the Prime Rate in effect on the date hereof shall be the Prime Rate effective as of the opening of business on the last Business Day immediately preceding the date hereof.

    In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto. In the event that such a court determines that Lender has charged or received interest hereunder in excess of the highest applicable rate, such rate shall automatically be reduced to the maximum

TERM NOTE-PAGE 1
rate permitted by applicable law and Lender shall promptly refund to Borrower any interest received by Lender in excess of the maximum lawful rate or, if so requested by Borrower, shall apply such excess to the principal balance of this Note. It is the intent hereof that Borrower not pay or contract to pay, and that Lender not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrower under applicable law.

    For so long as no Event of Default shall have occurred under the Loan Agreement, the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

         (a) interest shall be due and payable monthly, in arrears, on the first day of each month, commencing on February 1, 1996, and continuing until such time as the full principal balance, together with all other amounts owing hereunder, shall have been paid in full;

         (b) commencing on February 1, 1996, and continuing on the first day of each month thereafter to and including the first day of the month immediately preceding the expiration of the Renewal Term (as set forth in the Schedule to the Loan Agreement, including any extensions there), principal payments in the amount of Fifteen Thousand Eight Hundred Thirty-Three Dollars and No/100 ($15,833.00) each; and

         (c) at the expiration of the Renewal Term (which presently is December 31, 1998), a final principal payment equal to the entire unpaid principal balance hereof, together with any and all other amounts due hereunder.

    If the Renewal Term is extended in a manner as provided by the Loan Agreement, then the final principal payment will be due upon the expiration of the extended Renewal Term; and monthly principal payments, as contemplated in clause (b) above, shall continue to be payable during the period of any such extension.

    Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon any termination of the Loan Agreement pursuant to Section 14.13 thereof.

    This Note shall be subject to mandatory prepayment in accordance with the provisions of Section 14.13 of the Loan Agreement. Borrower may prepay this
Note in whole at any time or in part from time to time, subject to the applicable prepayment premium set forth in the Schedule.

    All partial prepayments, whether mandatory or voluntary, shall be applied to installments of principal in the inverse order of their maturities.

    The occurrence of an Event of Default under the Loan Agreement, including, without limitation, (i) the failure to pay any installment of principal or interest on this Note in full on the due date thereof in accordance with the terms of this Note or (ii) the failure to pay any


TERM NOTE-PAGE 2
installment of principal or interest on the CAPEX Term Note (as such term is defined in the Loan Agreement) in full on the due date thereof in accordance with the terms of the CAPEX Term Note, shall constitute an Event of Default under this Note and shall entitle Lender, at its option, upon, or at any time after the occurrence of any such Event of Default, to declare the then outstanding principal balance and accrued interest hereof to be, and the same shall thereupon become, immediately due and payable without notice to or demand upon Borrower, all of which Borrower hereby expressly waives. If this
Note is collected by or through an attorney at law, then Borrower shall be obligated to pay, in addition to the principal balance and accrued interest hereof, reasonable attorney's fees, not to exceed 15% of such principal and interest, and court costs.

    Time is of the essence of this Note. To the fullest extent permitted by applicable law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of nonpayment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

    Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against Borrower, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Lender may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

    This Note shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Texas.

    IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered in Dallas, Texas, on the date first above written.

                        IWL COMMUNICATIONS
                        INCORPORATED


                        By: /s/ IGNATIUS W. LEONARDS
                           -------------------------------------
                             Ignatius W. Leonards, President

TERM NOTE-PAGE 3

                                   CAPEX TERM NOTE


 $500,000.00                                                   December 20, 1995


    FOR VALUE RECEIVED, the undersigned ("BORROWER"), hereby promises to pay to the order of MARINE MIDLAND BUSINESS LOANS, INC., a Delaware corporation ("LENDER"), in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the principal sum of Five Hundred Thousand and No/l 00 Dollars ($500,000.00), or so much of such principal sum as may have been advanced and be outstanding hereunder, together with interest on the unpaid principal balance outstanding from and after the date hereof (i) until maturity (whether by acceleration or otherwise) at a variable rate per annum equal to three-fourths percent (0.75%) above the Prime Rate and (ii) thereafter, at a variable rate per annum equal to three and three-fourths percent (3.75%) above the Prime Rate.

    This CAPEX Term Note (the "NOTE") is the CAPEX Term Note referred to in, and is issued pursuant to, that certain Loan and Security Agreement between Borrower and Lender dated December 20, 1995 (as amended from time to time, the "LOAN AGREEMENT"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and all other instruments evidencing or securing the indebtedness hereunder (including, without limitation, the "Transaction Documents" as defined in the Loan Agreement) are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

    Borrower acknowledges and understands that the Prime Rate merely serves as a basis upon which effective rates of interest are calculated for loans making reference to the per annum rate of interest publicly announced by Marine Midland Bank from time to time as its prime rate and that such rate may not be the lowest or best rate at which such bank calculates interest or extends credit. After the date hereof, the rate of interest in effect hereunder shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Prime Rate, with such adjustments to be effective as of the opening of business on the date that any such change in the Prime Rate becomes effective. The Prime Rate in effect on the date hereof shall be the Prime Rate effective as of the opening of business on the date hereof, but if this Note is executed on a day that is not a Business Day, the Prime Rate in effect on the date hereof shall be the Prime Rate effective as of the opening of business on the last Business Day immediately preceding the date hereof.

    In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate

CAPEX TERM NOTE-PAGE 1
permissible under any law which a court of competent jurisdiction may deem applicable hereto. In the event that such a court determines that Lender has charged or received interest hereunder in excess of the highest applicable rate, such rate shall automatically be reduced to the maximum rate permitted by applicable law and Lender shall promptly refund to Borrower any interest received by Lender in excess of the maximum lawful rate or, if so requested by Borrower, shall apply such excess to the principal balance of this Note. It is the intent hereof that Borrower not pay or contract to pay, and that Lender not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrower under applicable law.

    For so long as no Event of Default shall have occurred under the Loan Agreement, the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

         (a) interest shall be due and payable monthly, in arrears, on the first day of each month, commencing on January 1, 1997, and continuing until such time as the full principal balance, together with all other amounts owing hereunder, shall have been paid in full;


         (b) commencing on January l, 1997, and continuing on the first day of each month thereafter to and including the first day of the month immediately preceding the expiration of the Renewal Term (as set forth on the Schedule to the Loan Agreement, including any extensions thereof), principal payments in the amount of 1/48th of the amount outstanding under the CAPEX Loan (as such term is defined in the Loan Agreement) on December 31, 1996 each; and


         (c) at the expiration of the Renewal Term (which presently is December 31, 1998), a final principal payment equal to the entire unpaid principal balance hereof, together with any and all other amounts due hereunder.

    If the Renewal Term is extended in a manner as provided by the Loan Agreement, then the final principal payment will be due upon the expiration of the extended Renewal Term; and monthly principal payments, as contemplated in clause (b) above, shall continue to be payable during the period of any such extension.

    Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon any termination of the Loan Agreement pursuant to Section 14.13 thereof.

    This Note shall be subject to mandatory prepayment in accordance with the provisions of Section 14.13 of the Loan Agreement. Borrower may prepay this
Note in whole at any time or in part from time to time, subject to the applicable prepayment premium set forth in the Schedule.

    All partial prepayments, whether mandatory or voluntary, shall be applied to installments of principal in the inverse order of their maturities.


CAPEX TERM NOTE-PAGE 2

    The occurrence of an Event of Default under the Loan Agreement, including, without limitation, (i) the failure to pay any installment of principal or interest on this Note in full on the due date thereof in accordance with the terms of this Note or (ii) the failure to pay any installment of principal or interest on the Term Note (as such term is defined in the Loan Agreement) in full on the due date thereof in accordance with the terms of the Term Note, shall constitute an Event of Default under this Note and shall entitle Lender, at its option, upon, or at any time after the occurrence of any such Event of Default, to declare the then outstanding principal balance and accrued interest hereof to be, and the same shall thereupon become, immediately due and payable without notice to or demand upon Borrower, all of which Borrower hereby expressly waives. If this Note is collected by or through an attorney at law, then Borrower shall be obligated to pay, in addition to the principal balance and accrued interest hereof, reasonable attorney's fees, not to exceed 15% of such principal and interest, and court costs.

    Time is of the essence of this Note. To the fullest extent permitted by applicable law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of nonpayment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

    Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against Borrower, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Lender may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

    This Note shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Texas.


CAPEX TERM NOTE-PAGE 3

    IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered in Dallas, Texas, on the date first above written.

                                       IWL COMMUNICATIONS,
                                       INCORPORATED

                                       By: /s/ IGNATIUS W. LEONARDS
                                           ------------------------------------
                                           Ignatius W. Leonards, President

CAPEX TERM NOTE-PAGE 4